FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3668
                                    --------

                         The Wright Managed Income Trust
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                Janet E. Sanders
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     ------------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                -----------------
                         (Registrant's Telephone Number)

                                   December 31
                                  --------------
                             Date of Fiscal Year End

                                December 31, 2008
                               ---------------------
                            Date of Reporting Period

 ----------------------------------------------------------------------------

Item 1. REPORTS TO STOCKHOLDERS

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

                           ANNUAL REPORT

                           DECEMBER 31, 2008
                        ------------------------
                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund




THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSIST OF THREE EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST AND TWO FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE FIVE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE
VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). Over 31,000 global companies (covering 63 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) (the Fund) seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P 400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) (the Fund) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) (the Fund) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts
(ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

(continued on inside back cover)

TABLE OF CONTENTS
-----------------------------------------------------------------------------



INVESTMENT OBJECTIVES ................................INSIDE FRONT & BACK COVER
LETTER TO SHAREHOLDERS .......................................................2
MANAGEMENT DISCUSSION ........................................................4
PERFORMANCE SUMMARIES ........................................................9
FUND EXPENSES ...............................................................14
MANAGEMENT AND ORGANIZATION .................................................64
BOARD OF TRUSTEES ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.......66
IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING .........................................67

                              FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................16
     Statement of Assets and Liabilities.......19
     Statement of Operations...................19
     Statements of Changes in Net Assets.......20
     Financial Highlights......................21

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................22
     Statement of Assets and Liabilities.......25
     Statement of Operations...................25
     Statements of Changes in Net Assets.......26
     Financial Highlights......................27

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................28
     Statement of Assets and Liabilities.......31
     Statement of Operations...................31
     Statements of Changes in Net Assets.......32
     Financial Highlights......................33

   NOTES TO FINANCIAL STATEMENTS...............34

   REPORT OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM....................41

   FEDERAL TAX INFORMATION.....................42

THE WRIGHT MANAGED INCOME TRUST
   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................43
     Statement of Assets and Liabilities.......47
     Statement of Operations...................47
     Statements of Changes in Net Assets.......48
     Financial Highlights......................49

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................50
     Statement of Assets and Liabilities.......53
     Statement of Operations...................53
     Statements of Changes in Net Assets.......54
     Financial Highlights......................55

   NOTES TO FINANCIAL STATEMENTS...............56

   REPORT OF INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM....................62

   FEDERAL TAX INFORMATION.....................63

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                         January 2009

Dear Shareholders:

GLOBAL CREDIT CRUNCH AND BEAR MARKET - The year 2008 brought a once-in-a-lifetime collapse in global financial markets, with stock prices declining and credit conditions deteriorating virtually everywhere. No market, whether developed or emerging; oil producer or oil consumer; capital saver or capital spender; was spared. Storied firms like Lehman Brothers and Merrill Lynch breathed their last in 2008, victims of reckless lending and investing. Household net worth dwindled with house prices and stock values shrinking so precipitously as to put economic activity into a sharp decline in the fourth quarter. And in a cruel bit of irony, the year was punctuated by a $50 billion Ponzi scheme that further sapped confidence and faith in American capitalism. What the big bear markets of the postwar period did in two years (1973-74) or three years (2000-02), 2008 did in less than 12 months, producing more fear and volatility and negative returns than all but the most wizened of today's investors had ever experienced. This secular decline for equities represents the unwinding of the postwar build-up in debt throughout the U.S. financial system.

FINANCIAL CONDITIONS SHOW SIGNS OF IMPROVEMENT AS 2009 BEGINS - While risk aversion was the order of the day last year, there were some signs as the new year began that investors might be a bit more inclined to take on risk in 2009. For one thing, last year's indiscriminate selling created some attractive opportunities in the stock and credit markets. Over the past month, credit spreads between risky securities and U.S. Treasuries have narrowed by some three-quarters of a percentage point, and the S&P 500's price/earnings multiple has bounced off of 20-year lows.

It may take longer for economic activity and corporate profits to turn higher. Economic data for the month of December have been decidedly weak, and leading indictors suggest that economic activity is likely to stay soft at least through midyear. Given that the U.S. economy is judged to have peaked in December 2007, a decline longer than 16 months in duration (the case in 1973-75 and 1981-82) and deeper than the 3% peak-to-trough declines in GDP seen in those two recessions is possible. Fortunately, U.S. monetary and fiscal policy has become increasingly aggressive - which may set in motion inflation pressures down the road, but that is a worry for another day.

THE ECONOMIC POLICY RESPONSE - The Federal Reserve (the "Fed") is having some success in lowering mortgage rates. House affordability has improved significantly due to the declines in rates and prices, and increased real estate traffic even in the softest markets suggests that the worst of the forecasts for how much more house prices need to decline are exaggerated. The European Central Bank is playing catch-up in the area of interest rate reductions, but further rate cutting is expected, and central banks everywhere are in easing mode.

The Congressional Budget Office is projecting a $1.2 trillion deficit for the U.S. in fiscal 2009. The stimulus plan working its way toward President Obama's signature may produce a trillion dollar deficit in 2010 as well. In the 1980s, President Reagan's Budget Director, David Stockman famously predicted $200 billion budget deficits as far as the eye can see. Since Reagan's inauguration, the average federal deficit has in fact been $160 billion or about 2.5% of U.S. GDP. In today's bigger economy, a $1.2 trillion deficit equates to 8% of GDP, a postwar record, but not entirely out of line with our history in deep recessions
- e.g., 6% in fiscal 1983. While one wonders how many bridges to nowhere might be included in such a budget, there is reason to think it will produce a worthwhile stimulus for the U.S. economy.

THE TOPSY-TURVY ENVIRONMENT OF 2009: VIRTUE AS A RISK - When an individual increases his savings, his financial condition improves. When too many individuals boost savings, the resulting downturn in spending can crimp the overall level of economic activity, having the perverse result of weakening everyone's finances. For the U.S., where savings rates have been in decline for 25 years, there may be no way around an increase in savings (deferred spending) ahead, since the Chinese and others that we have relied on to finance our growth may no longer be willing to invest as freely in U.S. dollar assets. While becoming more self reliant - whether it be in savings or in energy - may be a laudable long-term objective, realistically we can't get from here to there without a period of reduced economic growth.

While the private sector is deleveraging,  the government is rapidly adding debt
- including an unprecedented expansion of the Fed's balance sheet. Trying to cure the economy's excess of debt by throwing trillions of dollars in new credit facilities at the financial system is at the very least counterintuitive. The point of this expansion of the government sector is to mitigate some of the pain caused by the contraction in the private sector; the risk in this unbridled growth in the public sector is a return of inflation and debasement of the U.S. dollar. Investors have already endured a lot of pain, and workers and consumers are increasingly finding their finances strained by the recession of 2008-09, which stands to be the worst since 1973-75. It stands to reason in this environment that volatility will remain elevated.

THE OUTLOOK FOR INFLATION AND THE ECONOMY - As 2009 gets under way, there is some reason to think that the economy will get back into a growth mode before the end of the year. The Fed's stimulation efforts and the bailout steps taken by the Fed and Treasury have put the financial system on a sounder footing. Policy efforts have provided new capital to financial institutions and brought down the short-term interest rates at which banks borrow. Bond issuance picked up late in the fourth quarter, also a signal that the credit markets are loosening. Mortgage rates have declined, with the rate on conventional mortgages down close to 5% in early 2009. In addition, spending power for both consumer and businesses has benefited from the drop in energy prices, which are less than one-third their peak levels.

Before the economy returns to a growth mode, Wright expects that GDP will contract for at least the first two quarters of 2009 and that the recovery may be subpar for a while thereafter. With home values still falling and stock market values 40% below their peaks, consumer balance sheets are in need of strengthening. Add to this the prospect of a weak jobs market through 2009 and it looks like consumer spending, which constitutes 70% of U.S. economic activity, will be soft for several more quarters even with the benefits of lower energy prices and the Obama stimulus package. In the short run, we expect inflation to moderate, possibly by a good amount. The inflationary effects of increases in money supply resulting from the liquidity the Fed and Treasury continue to pump into the financial system are likely to be offset to a large extent by the deflationary pressures of a global economy operating well below its potential. During the first half of 2009, headline inflation will be depressed by the sharp decline in energy prices compared to a year ago, and sellers of most consumer goods are cutting prices as much as possible to stimulate demand. Eventually the huge increase in the nation's money supply may contribute to higher inflation, but that shouldn't be a problem in 2009.

STOCK AND CORPORATE BONDS ARE PRICED AT ATTRACTIVE LEVELS - By virtue of the worst markets in over 60 years, stock prices and corporate bond yield spreads (the excess over Treasury yields) have reached levels that one would have to consider bargain basement cheap. At their lows, stocks were discounting severe economic distress, the worst conditions in perhaps 50 years. At their widest, corporate yield spreads were priced for depression.

Investors struggling with what the losses of 2008 mean for their retirement plans are understandably doubtful about trusting stocks. The 2008 financial crisis and its resolution will have a significant impact on the U.S. economy and financial markets for some time to come. Certainly the effects of tight credit and a mood of risk avoidance will take a long time to be purged from the economy even after recovery begins. One likely positive is that, to the extent that excessively risky behavior is reduced through regulation or self-discipline, a stronger financial system will come out of this turmoil. Human nature being what it is, the risk/return (greed/fear) cycle will come round to these same mistakes again, but we hope not for a long time.

We expect that over the next several years both stocks and bonds will provide investors with positive real investment returns. In our view, the 2007-08 financial crisis, like earlier ones, will create as many opportunities as challenges. While the bottom in stocks may not yet have been seen, we take encouragement from the cheapness of equities and the fact that credit conditions are starting to improve.

                                                        Sincerely,

                                                        /s/ Peter M. Donovan
                                                        ----------------------
                                                        Peter M. Donovan
                                                        Chairman & CEO


MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------





EQUITY FUNDS

THE YEAR 2008 BROUGHT ONCE-IN-A-LIFETIME TURMOIL TO THE GLOBAL FINANCIAL MARKETS, WITH STOCK PRICES DECLINING AND CREDIT CONDITIONS DETERIORATING
VIRTUALLY EVERYWHERE. LAST YEAR, THE WISDOM OF DIVERSITY IN INVESTMENT PORTFOLIOS WAS PROVEN AGAIN AS U.S EQUITIES HAD THEIR WORST YEAR IN DECADES AND INTERNATIONAL STOCK MARKETS ALSO FELL, WHILE THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX HAD A SOLIDLY POSITIVE RETURN. THE STOCK MARKET STABILIZED SOMEWHAT AFTER REACHING ITS LOW FOR THE YEAR IN LATE NOVEMBER, PERHAPS ENCOURAGED BY THE MYRIAD OF STEPS TAKEN BY GLOBAL POLICYMAKERS TO STEM AND EVENTUALLY REVERSE THE DAMAGE CAUSED BY THE FINANCIAL CRISIS. STIMULATION EFFORTS FROM CENTRAL BANKERS AROUND THE WORLD HAVE SHIFTED INTO HIGH GEAR, WITH THE U.S. FEDERAL RESERVE CUTTING THE FED FUNDS TARGET RATE ESSENTIALLY TO ZERO. INVESTORS MAY ALSO HAVE BEEN ENCOURAGED BY THE FACT THAT PRESIDENT-ELECT BARACK OBAMA WAS QUICK TO ANNOUNCE KEY APPOINTMENTS TO HIS FINANCIAL TEAM AND INDICATED THAT HE WILL MOVE QUICKLY TO ADDRESS THE FINANCIAL CRISIS. BUT WHILE THERE MAY BE SOME REASON TO THINK THAT THE WORST OF THE CRISIS IS OVER FOR FINANCIAL INSTITUTIONS AND THE CREDIT CRUNCH HAS EASED A BIT, THE EFFECTS OF THE CRISIS ON THE REAL ECONOMY DEEPENED DURING THE FOURTH QUARTER. GDP DECLINED SHARPLY IN Q4. WALL STREET CUT ITS FORECAST FOR Q4 OPERATING PROFITS FOR S&P 500 COMPANIES TO SHOW A DECLINE FOR THE QUARTER, COMPARED TO NEARLY A 50% INCREASE EXPECTED AS RECENTLY AS OCTOBER 1.

EVEN WITH A RECOVERY OF 20% FROM ITS NOVEMBER LOW BY YEAR END, THE S&P 500 LOST 22% IN TOTAL RETURN TERMS IN THE FOURTH QUARTER AND 37% FOR THE YEAR. COMPARED TO ITS 2007 PEAK, THE S&P WAS DOWN 42% IN PRICE AT THE END OF 2008. FOR THE OTHER MARKET AVERAGES, THE RESULTS WERE JUST ABOUT AS BLEAK: THE DOW LOST 18% IN Q4 AND 32% FOR THE YEAR IN TOTAL RETURN, WHILE NASDAQ'S LOSSES WERE 24% AND 40%, RESPECTIVELY, FOR THE QUARTER AND YEAR. AS RISKS TO ECONOMIC GROWTH INCREASED AND THE OUTLOOK FOR CORPORATE PROFITS DETERIORATED, SMALLER STOCKS, WHICH IN THEORY HAVE FEWER RESOURCES TO WEATHER THE FINANCIAL STORM, LAGGED BIGGER ISSUES IN THE FOURTH QUARTER. THE S&P MIDCAP 400 LOST 26% AND THE S&P SMALLCAP 600 LOST 25%. BOTH EDGED OUT THE S&P 500 FOR ALL OF 2008 BUT THEIR LOSSES STILL TOPPED 30%. IF THERE IS A DOWNSIDE TO GLOBALIZATION, IT IS THAT FINANCIAL INSTITUTIONS AROUND THE WORLD HAVE SUFFERED FROM HOLDING TOXIC INVESTMENTS AND EXTREME LEVERAGE. THE SLOWDOWN IN THE REAL ECONOMY HAS CERTAINLY GONE GLOBAL. FOR THE YEAR, THE MSCI WORLD EX U.S. STOCK INDEX LOST ABOUT 40% IN LOCAL CURRENCY; THE OVERALL APPRECIATION OF THE DOLLAR DURING THE PERIOD INCREASED THE INDEX'S LOSS TO 44% IN DOLLARS, COMPARED TO THE S&P 500'S 37% LOSS. IN THE FOURTH QUARTER, THE MSCI INDEX LOST 21% IN DOLLAR TERMS, SIMILAR TO THE S&P 500'S LOSS.

AS 2009 GOT UNDERWAY, THERE WAS SOME REASON FOR OPTIMISM THAT THE ECONOMY WOULD GET BACK INTO A GROWTH MODE BEFORE THE END OF THE YEAR. NEVERTHELESS, WRIGHT INVESTORS' SERVICE (WIS) EXPECTS THAT THE ECONOMY WILL CONTRACT FOR AT LEAST THE FIRST TWO QUARTERS OF 2009 AND THAT THE SUBSEQUENT RECOVERY WILL BE SUBPAR. IT WILL TAKE SOME TIME BEFORE EFFORTS TO COMPLETELY THAW THE CREDIT MARKETS AND GET THE ECONOMY MOVING AGAIN REVERSE THE TREND OF DECLINING PROFIT FORECASTS, AT THIS POINT, IT LOOKS LIKE S&P 500 COMPANY PROFITS IN 2009 WILL AT BEST MATCH THE 2008 LEVEL, BUT 2010 SHOULD SEE SIGNIFICANT PROFIT GROWTH. INVESTOR CONFIDENCE MAY SLOWLY IMPROVE OVER THE COURSE OF 2009 AS PROFIT EXPECTATIONS BOTTOM BUT THE DAMAGE TO CONFIDENCE CAUSED BY THE RISKY BEHAVIOR OF BANKS, INVESTMENT BANKS, HEDGE FUNDS AND OTHERS IS GOING TO TAKE A WHILE TO BE FULLY REPAIRED. THE S&P 500'S YEAR-END P/E OF ABOUT 12 TIMES NEXT 12 MONTHS' EARNINGS WAS CLOSER TO ITS AVERAGE DURING THE DEPRESSED MARKETS OF THE 1970S AND EARLY 1980S THAN TO THE AVERAGE OF THE LAST 20 YEARS. ONCE CONFIDENCE IS RESTORED, THERE IS ROOM FOR SIGNIFICANT PRICE APPRECIATION IN STOCKS, AND WE EXPECT 2009 TO SEE A MODESTLY POSITIVE REAL RETURN FROM EQUITIES.

                                               2008    2007   2006    2005   2004    2003    2002   2001    2000   1999
   Total Return                                Year    Year   Year    Year   Year    Year    Year   Year    Year   Year
   --------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip
     Equities Fund (WSBC)                    -39.8%   11.6%   3.8%   11.1%  15.7%   30.1%  -17.0% -10.2%   10.8%   5.8%
   Wright Major Blue Chip
     Equities Fund (WMBC)                    -34.9%    6.0%  11.6%    6.2%  12.4%   23.2%  -24.5% -16.9%  -12.5%  24.0%
   Wright International Blue Chip
     Equities Fund (WIBC)                    -47.7%    5.5%  28.5%   21.1%  17.7%   32.0%  -14.5% -24.2%  -17.6%  34.3%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 outperformed the S&P 500 in the first half of 2008 but lagged in the second half as economic conditions deteriorated. The Wright Selected Blue Chip Fund (WSBC), which is a mid-cap blend fund, lagged the S&P MidCap 400 benchmark in each of the first three quarters of 2008. In the fourth quarter, however, WSBC's loss of 24.8% was smaller than the S&P MidCap's 25.6% loss. For all of 2008, the WSBC lost 39.8% compared to a 36.2% loss for the S&P MidCaps. For all of 2008, the smaller stocks in the S&P MidCap 400 outperformed the bigger ones, and this hurt the Fund's performance for the year since it is biased toward the more substantial stocks in the index. Reflecting this big-stock bias, stock selection overall was a negative factor for WSBC during the past year, with its holdings in energy, consumer staples and utilities in particular detracting from Fund performance. In the fourth quarter, however, the Fund was able to outperform the MidCap benchmark on strong stock selection. This was especially positive in the industrial sector, where WSBC's airline holdings (e.g., Alaska Air Group, JetBlue, AirTran) had strong showings as they benefited from lower fuel prices. The S&P MidCap 400's P/E in terms of forward earnings was higher than the S&P 500's at December 30, but despite the higher valuation, mid-cap stocks still look attractive because of better forecast earnings growth. We expect that the pattern of 2008 is reversing, and that WSBC's tilt toward the more substantial companies in the S&P MidCap 400 will serve it well in the period of economic uncertainty ahead. In the aggregate, WSBC companies have a lower forward P/E than those in the MidCap 400 with similar expected earnings growth. WIS continues to advise diversity in investment portfolios as the best way to navigate difficult economic times.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. After lagging in the first quarter of 2008 with a bigger loss than the S&P 500's, WMBC more than made up the ground in the second, third and fourth quarters, with smaller losses in each period than the benchmark index. In the fourth quarter of 2008, which was the worst for stocks in more than 20 years, WMBC lost 19.5% compared to a 21.9% loss for the S&P 500. In all of 2008, WMBC lost 34.9% compared to a 37.0% loss for the S&P
500. Stock selection was the key to WMBC's favorable performance compared to the S&P 500 in both the fourth quarter and the full year 2008. In the fourth quarter, stock selection resulted in WMBC's outperformance in eight of ten industry sectors. For the year, the Fund was stronger than the S&P in six of ten sectors. For the year as a whole, the Fund's showing was particularly strong in the financial sector. Though this was the weakest sector in the S&P 500 with a loss of more than 55% in 2008, WMBC's loss in the sector was significantly smaller (less than 40%) even though it was overweight in financials because of some of the attractive values there. Among the Fund's holdings in the financial sector with relatively strong showings were Wells Fargo, CB Richard Ellis and Assurant. Stock selection in the consumer discretionary sector (e.g., McDonalds, Hasbro) and information technology (e.g., Applied Materials, Computer Sciences) also contributed significantly to the Fund's relatively good showing. For the year, the most negative impact on relative performance came from stock selection in health care, but in the fourth quarter this turned favorable also. We expect that the next five years will provide steadfast investors with positive real returns from equities, but it may take a while for confidence in the markets to be restored. The new year started with continued volatility in the stock market. Given the high level of uncertainty about the health of the financial system and the economic environment, along with the prospect of downward revisions of earnings estimates, we wouldn't be surprised to see more bouts of market volatility in the months ahead. With its bias toward the higher-quality issues in the S&P 500 and attractive valuations, the WMBC is well positioned for a relatively risk-averse environment that may persist for a while. At the end of 2008, WMBC holdings were priced at lower current and forward P/E multiples than the S&P 500 with similar expected earnings prospects.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

U.S. investors benefited from including international stocks in diversified portfolios for each year from 2002 through 2007. But in 2008, the MSCI World ex U.S. Index lost 43.6% compared to the S&P 500's 37% loss for the year. The bulk of the MSCI Index's loss for the year compared to the S&P 500 reflected the currency effect, i.e., the dollar's appreciation against the aggregate of currencies in the index. After matching the MSCI benchmark's performance in the first half of the year, the Wright International Blue Chip Fund (WIBC) lagged in the second half. In the fourth quarter, WIBC lost 24.3% compared to a 21.2% loss for the MSCI benchmark. For all of 2008, WIBC lost 47.7% compared to 43.6% for the benchmark. In the first half of 2008, WIBC's relative performance was helped by overweight positions in energy and materials stocks, which were strong performers early in the year. But in the second half of the year, WIBC was hurt by an overall pattern in international markets in which low-quality stocks performed better than high quality and small stocks outperformed big. (Both of these trends may have reflected the closing out of hedge fund positions and international mutual fund redemptions.) Another factor that worked against WIBC's 2008 performance was the appreciation of the yen while other major currencies depreciated against the dollar. The increased value of the yen, which resulted from demand for the Japanese currency in response to the unwinding of the yen carry trade as interest rates in the U.S. declined, gave a boost to the dollar returns of Japanese stocks. The WIBC was underweight in Japanese stocks based on their earnings outlook and for macroeconomic reasons. With the global recession deepening as 2008 was winding down, WIBC took a more defensive stance, adding to its positions in consumer staples and health care while reducing its holdings in energy and materials stocks. Because of some attractive values, WIBC also added some industrial positions and brought the consumer discretionary sector up to neutral. WIBC remains underweight in the financial sector. WIBC reduced its overweight position in the Eurozone and added to its Japanese positions, though it remains underweight in Japan. Foreign stocks offer attractive valuations relative to U.S. stocks, allowing for significant appreciation potential once confidence in the financial markets improves. WIBC holdings are valued at a discount to the MSCI World ex U.S. Index. We continue to see the inclusion of international stocks as likely to enhance returns in diversified investment portfolios over the long term.

FIXED-INCOME FUNDS

THE YEAR  2008  BROUGHT  ONCE-IN-A  LIFETIME  TURMOIL  TO THE  GLOBAL  FINANCIAL
MARKETS, WITH STOCK PRICES DECLINING AND CREDIT CONDITIONS DETERIORATING VIRTUALLY EVERYWHERE. LAST YEAR, THE VALUE OF DIVERSITY IN INVESTMENT PORTFOLIOS WAS PROVEN AGAIN AS U.S EQUITIES HAD THEIR WORST YEAR IN DECADES AND INTERNATIONAL STOCK MARKETS ALSO FELL, WHILE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX HAD A SOLIDLY POSITIVE RETURN. THE BOND MARKET'S GAIN, MOST OF WHICH CAME IN THE FOURTH QUARTER, WAS ACTUALLY SENDING A NEGATIVE SIGNAL ON ECONOMIC CONDITIONS, AT LEAST THROUGH NOVEMBER, SINCE IT PRIMARILY REFLECTED WORRIED INVESTORS SEEKING THE SAFETY OF TREASURY BONDS, SENDING THEIR PRICES SOARING. LATE IN THE YEAR, SPREADS ON NON-TREASURY SECTORS OF THE BOND MARKET TIGHTENED A LITTLE FROM RECORD LEVELS, PERHAPS, LIKE THE STOCK MARKET'S LATE RALLY, SIGNALING A GLIMMER OF HOPE FOR BETTER TIMES AHEAD. BUT WHILE THERE MAY BE SOME REASON TO THINK THAT THE WORST OF THE CREDIT CRISIS IS OVER, THE EFFECTS OF THE CRISIS ON THE REAL ECONOMY DEEPENED DURING THE FOURTH QUARTER. GDP DECLINED
SHARPLY IN Q4. THE FEDERAL RESERVE'S REDUCTION OF THE FED FUNDS TARGET RATE ESSENTIALLY TO ZERO IN DECEMBER INDICATED JUST HOW SEVERE THE CURRENT ECONOMIC SLOWDOWN HAS BECOME. WITH LITTLE AMMUNITION LEFT TO CUT RATES, THE FED SAID THAT IF NEEDED IT WOULD INJECT MONEY INTO THE SYSTEM BY BUYING TREASURY BONDS OUTRIGHT, ALSO IMPLYING THAT IT WOULD BUY AGENCY, MORTGAGE AND CORPORATE SECURITIES IF NEEDED. THE SPEED AND MAGNITUDE OF THE RETREAT IN COMMODITY PRICES (OIL WAS TRADING UNDER $40 A BARREL FOR A WHILE IN DECEMBER COMPARED TO A PEAK OF $147 IN JULY) ALSO ARE TESTAMENT TO THE DEPTH OF THE GLOBAL SLOWDOWN. THE CONSUMER PRICE INDEX TURNED LOWER IN OCTOBER AND NOVEMBER, WHILE THE CORE CPI WAS ESSENTIALLY FLAT IN THE LATEST THREE MONTHS.

THE BARCLAYS CAPITAL (FORMERLY LEHMAN BROTHERS) U.S. AGGREGATE BOND INDEX RETURNED 4.6% IN THE FOURTH QUARTER OF 2008, WHICH ACCOUNTED FOR ALMOST ALL OF ITS 5.2% RETURN FOR THE YEAR. TREASURY BONDS LED THE AGGREGATE HIGHER WITH A RETURN OF NEARLY 9% FOR THE QUARTER AND 14% FOR THE YEAR. THE BUBBLE-LIKE SURGE IN TREASURIES, WHICH TOOK THE YIELD ON THE 10-YEAR TREASURY TO A RECORD LOW OF 2.08% NEAR THE END OF THE YEAR, REFLECTED THE SEARCH FOR SAFETY IN DIFFICULT TIMES AND ALSO A DECLINE IN INFLATION EXPECTATIONS. THE YIELD ON THE 90-DAY TREASURY BILL WAS CLOSE TO ZERO AT YEAR END; THE YIELD ON THE TWO-YEAR TREASURY WAS UNDER 1%. ALONG WITH TREASURY BONDS, AGENCY AND MORTGAGE-BACKED DEBT HAD POSITIVE RETURNS FOR THE YEAR, WHILE CORPORATE, ASSET-BACKED AND COMMERCIAL MORTGAGE DEBT DECLINED. IN THE FOURTH QUARTER, CORPORATE BONDS ALSO HAD POSITIVE RETURNS ON THE COATTAILS OF TREASURY BONDS, THOUGH RETURNS ON ALL SECTORS LAGGED THOSE OF TREASURIES. IN DECEMBER, HOWEVER, SPREAD SECTORS, WITH THE EXCEPTION OF ASSET-BACKED SECURITIES, HAD POSITIVE EXCESS RETURNS COMPARED TO TREASURIES AS SPREADS TIGHTENED.

IN THE SHORT-RUN, WE EXPECT INFLATION TO MODERATE. IN THE COMING MONTHS, THE INFLATIONARY EFFECTS OF THE INCREASE IN THE MONEY SUPPLY THAT RESULTS FROM THE LIQUIDITY THAT THE FED AND TREASURY CONTINUE TO PUMP INTO THE FINANCIAL SYSTEM ARE LIKELY TO BE OFFSET TO A LARGE EXTENT BY THE DEFLATIONARY PRESSURES OF AN ECONOMY TAKING A LONG TIME GETTING BACK TO TREND GROWTH. (EVENTUALLY THE HUGE INCREASE IN MONEY SUPPLY MAY CONTRIBUTE TO HIGHER INFLATION, BUT THAT SHOULDN'T BE A PROBLEM IN 2009, IN OUR VIEW.) LIKE STOCKS, BONDS COULD CONTINUE TO BE VOLATILE FOR A WHILE. WITH YIELDS NEAR RECORD LOWS, WE DON'T SEE MUCH UPSIDE POTENTIAL FOR TREASURY BONDS, THOUGH SKITTISH INVESTORS MAY CONTINUE TO FAVOR TREASURIES IN THE NEAR TERM. THERE IS POTENTIAL FOR SIGNIFICANT SPREAD TIGHTENING TO GENERATE VERY ATTRACTIVE RETURNS IN SPREAD PRODUCTS AS INVESTOR CONFIDENCE IMPROVES, BUT THE TIMING ON THIS IS UNCERTAIN, SINCE, AS WITH EQUITY INVESTORS, IT MAY TAKE A WHILE FOR FIXED-INCOME INVESTORS' CONFIDENCE TO RECOVER FROM ITS RECENT BATTERING. WIS EXPECTS THAT FOR 2009, THE BARCLAYS U.S. AGGREGATE WILL GENERATE A POSITIVE REAL RETURN DUE TO SPREAD TIGHTENING, AND WE CONTINUE TO RECOMMEND HOLDING A MIX OF ASSET CLASSES IN LONG-TERM INVESTMENT PORTFOLIOS.

                                               2008    2007   2006    2005   2004    2003    2002   2001    2000   1999
   Total Return                                Year    Year   Year    Year   Year    Year    Year   Year    Year   Year
   ---------------------------------------------------------------------------------------------------------------------

   Wright Total Return Bond Fund
     (WTRB)                                    1.7%    5.6%   3.3%    1.5%   3.5%    3.3%    9.0%   5.0%   10.6%  -3.9%

   Wright Current Income Fund
     (WCIF)                                    6.1%    5.8%   3.9%    1.8%   3.3%    1.7%    7.7%   7.2%   10.3%   0.5%


WRIGHT TOTAL RETURN BOND FUND

In 2008, the return on the Barclays Capital U.S. Aggregate Bond Index was 5.2%, well ahead of the S&P 500's 37% loss for the year. The Wright Total Return Bond Fund (WTRB) (the Fund), a diversified bond fund, lagged the Barclays Aggregate during 2008, returning 1.7%. In the fourth quarter of 2008, WTRB returned 3.2% compared to 4.6% for the Barclays benchmark. WTRB had a yield of 5.1% calculated according to SEC guidelines for December 2008. Dividends paid by this Fund may be more or less than implied by this yield. WTRB's duration position had a positive impact on performance in the first quarter of 2008. A neutral position was maintained through the second quarter, with the result that duration had no impact on performance relative to the Barclays benchmark in Q2. The neutral duration was maintained through the early part of the third quarter, then in mid-September as Treasury yields moved to low levels and appeared to be due for a correction, the Fund's duration was shortened by a quarter of a year compared to the benchmark. This move allowed the Fund's performance to benefit from the sell-off in Treasuries that ensued. By the start of the fourth quarter, the duration position was moved back to neutral, where it remained for the rest of the year. Throughout 2008, WTRB has been positioned to benefit from a steepening yield curve and for the year as a whole this worked to the Fund's advantage. For the year, the Fund's sector weights offset the positive effect of duration and yield curve positioning. Early in the year, spreads on non-Treasury sectors of the fixed-income market widened compared to Treasuries. To take advantage of the attractive values created by this widening, the Fund increased its overweight position in corporate bonds and the overweight was maintained through the rest of the year. This benefited the Fund in Q2, but detracted for the year as a whole as corporate spreads widened significantly in the third and fourth quarters (though this began to reverse in December). A specific corporate holding that hurt performance in the third quarter was the Fund's small position in a Lehman Brothers issue. The Fund benefited from being overweight in mortgage-backed issues in the second half of the year, but being underweight in Treasury and Agency issues dampened performance. An overweight position in commercial mortgages, which were the worst performing fixed-income sector for both the fourth quarter and the year, significantly detracted from the Fund's showing relative to its benchmark. As 2009 got underway, the Fund maintained its overweight position in corporate bonds (32% of net assets) and mortgage-backed issues (46% of net assets), which appear to be valued at levels that offer significant appreciation potential once investor confidence improves. The Fund was also overweight in commercial mortgages (7%) and asset-backed (1%) securities. At December 31, the Fund was underweight in Treasury securities (6%), which appeared to have little upside potential after their strong Q4 rally, and in Agency issues (6%).

WRIGHT CURRENT INCOME FUND

In 2008, the mortgage-backed sector of the bond market lagged behind Treasury bonds but had a better return (8.3%) than the Barclays Capital U.S. Aggregate Bond Index (5.2%). In the fourth quarter, the MBS sector returned 4.3% compared to a return of 4.6% for the Barclays Aggregate. The Wright Current Income Fund
(WCIF) is managed to be primarily invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. WCIF is actively managed to maximize income and minimize principal fluctuation. After matching the return of the Barclays GNMA Bond Index in the first half of 2008, in the second half WCIF lagged. In the fourth quarter, WCIF returned 3.1% compared to 4.1% for the Barclays benchmark. For all of 2008, WCIF returned 6.1%, compared to 7.9% for the Barclays GNMA Bond Index. For December 2008, WCIF had a yield of 5.0% as calculated by SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. In addition to its holdings in Ginnie Maes (about 55% of net assets at year end), WCIF also held MBS securities backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC). These issues outperformed Ginnie Maes in the third and fourth quarters, as the government strengthened its backing of these issues by placing Fannie Mae and Freddie Mac in temporary conservatorship. WCIF's second-half shortfall in performance compared to the Barclays Ginnie Mae Bond Index in part reflected its overweighting of higher-coupon issues, which underperformed lower-coupon issues. Fund expenses also figured in the WCIF's modest 2008 shortfall in performance compared to the Barclays GNMA Bond Index.

    THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%
      12/31/06       12,463.15               4.71%
      12/31/07       13,264.82               4.03%
      12/31/08        8,776.39               2.24%


PERFORMANCE SUMMARIES
-------------------------------------------------------------------------------



                                    Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000 Invested  1/1/99 Through 12/31/08

                                                                                Average Annual Total Return
                                                                   -------------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------
       WSBC

         - Return before taxes                                            -39.81%         -2.17%          0.18%
         - Return after taxes on distributions                            -40.65%         -3.76%         -1.69%
         - Return after taxes on distributions and sales of fund shares   -40.65%         -3.76%         -1.69%
       S&P MidCap 400*                                                    -36.23%         -0.08%          4.46%



The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/98 would have grown to $10,181 by December 31, 2008.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/1998        $10,000              $10,000
12/31/1999        $10,575              $11,472
12/31/2000        $11,712              $13,481
12/31/2001        $10,523              $13,399
12/31/2002        $ 8,737              $11,454
12/31/2003        $11,363              $15,534
12/31/2004        $13,151              $18,094
12/31/2005        $14,608              $20,367
12/31/2006        $15,159              $22,469
12/31/2007        $16,916              $24,262
12/31/2008        $10,181              $15,471


* The Fund's average annual return is compared with that of the S&P Mid-Cap 400, an unmanaged index of stocks in a broad range of industries with a market capitalization of a few billion or less. The performance of the S&P Mid-Cap 400, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


   Industry Weightings
-------------------------------------------------------------------------------
   % of net assets @ 12/31/08

  Insurance                        9.7%     Real Estate                    3.0%
  Energy                           9.1%     Household & Personal Products  2.8%
  Electronic Equipment&Instruments 7.4%     Computers & Peripherals        2.0%
  Materials                        6.7%     Food, Beverage & Tobacco       1.8%
  Retailing                        6.7%     Consumer Durables & Apparel    1.3%
  Utilities                        5.7%     Consumer Products              1.3%
  Banks                            5.3%     Automobiles & Components       1.2%
  Health Care Equipment & Services 5.1%     Education                      1.0%
  Software & Services              5.0%     Machinery                      1.0%
  Transportation                   4.1%     Communications Equipment       0.8%
  Pharmaceuticals & Biotechnology  3.9%     Aerospace & Defense            0.4%
  Commercial Services & Supplies   3.8%     Chemicals                      0.3%
  Capital Goods                    3.4%     Telecommunication Services     0.3%
  Diversified Financials           3.1%     Semiconductor Equip. & Prods.  0.3%


  Ten Largest Stock Holdings
-------------------------------------------------------------------------------
  % of net assets @ 12/31/08

  W.R. Berkley Corp.              2.7%
  HCC Insurance Holdings, Inc.    2.5%
  Lincare Holdings, Inc.          2.5%
  MDU Resources Group, Inc.       2.4%
  Dollar Tree, Inc.               2.1%
  StanCorp Financial Group, Inc.  2.0%
  Oneok, Inc.                     1.8%
  Alaska Air Group, Inc.          1.8%
  Perrigo Co.                     1.6%
  Energen Corp.                   1.5%


WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000  Invested  1/1/99 Through 12/31/08

                                                                                Average Annual Total Return
                                                                    -----------------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-------------------------------------------------------------------------------------------------------------------------
       WMBC
         - Return before taxes                                            -34.85%         -1.67%         -2.58%
         - Return after taxes on distributions                            -35.14%         -1.92%         -2.92%
         - Return after taxes on distributions and sales of fund shares   -35.14%         -1.92%         -2.92%
       S&P 500*                                                           -37.00%         -2.19%         -1.38%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/98 would have been $7,702 by December 31, 2008.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/1998    $10,000            $10,000
  12/31/1999    $12,395            $12,104
  12/31/2000    $10,839            $11,002
  12/31/2001    $ 9,010            $ 9,695
  12/31/2002    $ 6,802            $ 7,552
  12/31/2003    $ 8,380            $ 9,718
  12/31/2004    $ 9,417            $10,776
  12/31/2005    $10,000            $11,305
  12/31/2006    $11,157            $13,091
  12/31/2007    $11,822            $13,810
  12/31/2008    $ 7,702            $ 8,700


* The Fund's average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes.


   Industry Weightings
-------------------------------------------------------------------------------
   % of net assets @ 12/31/08

  Energy                          13.7%
  Pharmaceuticals & Biotechnology 10.1%
  Computers & Peripherals          8.4%
  Insurance                        8.2%
  Software & Services              6.4%
  Capital Goods                    5.8%
  Banks                            5.6%
  Retailing                        5.1%
  Health Care Equipment & Services 4.5%
  Food, Beverage & Tobacco         3.9%
  Diversified Financials           3.0%
  Entertainment & Leisure          2.8%
  Aerospace                        2.6%
  Telecommunication Services       2.6%
  Utilities                        2.4%
  Hotels, Restaurants & Leisure    2.3%
  Household Durables               2.0%
  Transportation                   1.9%
  Communications Equipment         1.4%
  Materials                        1.1%
  Metals                           1.0%
  Construction & Engineering       0.6%
  Education                        0.5%
  Electronics                      0.4%
  Heavy Machinery                  0.4%
  Automobiles & Components         0.3%
  Media                            0.3%
  Office Electronics               0.1%
  Semiconductor Equipment & Prods. 0.1%


  Ten Largest Stock Holdings
-------------------------------------------------------------------------------
  % of net assets @ 12/31/08

  Exxon Mobil Corp.               4.8%
  Chevron Corp.                   3.5%
  Hewlett-Packard Co.             3.5%
  Int'l. Business Machines Corp.  3.3%
  Pfizer, Inc.                    3.0%
  Johnson & Johnson, Inc.         3.0%
  Microsoft Corp.                 2.6%
  Lockheed Martin Corp.           2.4%
  McDonald's Corp.                2.3%
   AT&T, Inc.                     2.3%


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/99 Through 12/31/08

                                                                                Average Annual Total Return
                                                                      -----------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
---------------------------------------------------------------------------------------------------------------------
       WIBC
         - Return before taxes                                            -47.74%          0.20%         -0.45%
         - Return after taxes on distributions                            -48.93%         -0.78%         -1.26%
         - Return after taxes on distributions and sales of fund shares   -48.93%         -0.78%         -1.26%
       MSCI World ex U.S. Index*                                          -43.56%          1.91%          1.18%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 12/31/98 would have been $ 9,561 by December 31, 2008.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   MSCI World Ex U.S.
                   Equities Fund               Index

   12/31/1998         $10,000                $10,000
   12/31/1999         $13,426                $12,793
   12/31/2000         $11,066                $11,082
   12/31/2001         $ 8,390                $ 8,711
   12/31/2002         $ 7,173                $ 7,335
   12/31/2003         $ 9,466                $10,226
   12/31/2004         $11,142                $12,310
   12/31/2005         $13,497                $14,092
   12/31/2006         $17,342                $17,715
   12/31/2007         $18,296                $19,918
   12/31/2008         $ 9,561                $11,243


* The Fund's average annual return is compared with that of the MSCI World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses, or taxes.

       Country Weightings
------------------------------------------------------------------------------
       % of net assets @ 12/31/08

       Japan                   16.3%
       United Kingdom          15.8%
       Germany                 10.6%
       France                   9.5%
       Spain                    8.0%
       Canada                   7.8%
       Switzerland              6.3%
       Hong Kong                5.9%
       Italy                    3.9%
       Netherlands              3.4%
       Australia                3.2%
       United States            3.2%
       Singapore                1.4%
       Norway                   1.3%
       Greece                   1.2%
       Denmark                  1.2%
       Finland                  1.2%
       Sweden                   0.8%
       Ireland                  0.4%
       Austria                  0.3%

  Ten Largest Stock Holdings
------------------------------------------------------------------------------
  % of net assets @ 12/31/08

  Telefonica SA                   3.8%
  Eni SpA (Azioni Ordinarie)      3.5%
  CLP Holdings, Ltd. (Ordinary)   2.9%
  Zurich Financial Services
     (Inhaberaktie)               2.9%
  E.On AG (Stammaktie)            2.8%
  Royal Dutch Shell PLC           2.7%
  Groupe Danone                   2.3%
  BASF AG (Stammaktie)            2.2%
  AstraZeneca PLC                 2.1%
  Astellas Pharma, Inc.           2.1%


WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/99 Through 12/31/08

                                                                                Average Annual Total Return
                                                                     ----------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------
       WTRB
        - Return before taxes                                              1.69%           3.14%          3.90%
        - Return after taxes on distributions                             -0.05%           1.52%          2.05%
        - Return after taxes on distributions and sales of fund shares    -0.05%          -1.24%          0.88%
       Barclays Capital U.S. Aggregate Bond Index*                         5.24%           4.65%          5.63%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/98 would have grown to $14,655 by December 31, 2008.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Barclays Capital U.S.
              Bond Fund         Aggregate Bond Index

  12/31/1998   $10,000             $10,000
  12/31/1999   $ 9,609             $ 9,918
  12/31/2000   $10,629             $11,071
  12/31/2001   $11,156             $12,006
  12/31/2002   $12,164             $13,237
  12/31/2003   $12,559             $13,780
  12/31/2004   $13,001             $14,378
  12/31/2005   $13,201             $14,727
  12/31/2006   $13,642             $15,365
  12/31/2007   $14,411             $16,436
  12/31/2008   $14,655             $17,297


* The Fund's average annual return is compared with that of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S. The Barclays Capital U.S. Aggregate Bond Index, unlike the Fund, reflects no deductions for fees, expenses, or taxes.


Holdings by Sector
------------------------------------------------------------------------------
% of net assets @ 12/31/08

Asset-Backed Securities                          1.4%
Corporate Bonds                                 31.9%
Mortgage-Backed Securities                      52.3%
U.S. Treasuries                                  6.4%
U.S. Government Agencies                         5.9%

Holdings by Credit Quality*
-------------------------------------------------------------------------------
% of net assets @ 12/31/08

AAA                                                2%
AA                                                 3%
A                                                 20%
BBB                                                8%
<BBB                                               0%
Agency-Backed Securities                           1%
Mortgage-Backed Securities                        52%
U.S.  Treasuries                                   6%
U.S. Government Agencies                           6%

* based on the lower of Standard & Poor's or Moody's Investors' Service.



Five Largest Bond Holdings
-------------------------------------------------------------------------------
% of net assets @ 12/31/08

U.S. Treasury Notes       3.50%    02/15/10      3.6%
FNMA Pool #781893         4.50%    11/01/31      3.0%
FHLMC Gold Pool #C55780   6.00%    01/01/29      2.5%
FNMA Pool #725515         5.00%    04/01/19      2.5%
FNMA Pool #745755         5.00%    12/01/35      2.5%

Weighted Average Maturity
@12/31/08                                   5.5 years


WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/99 Through 12/31/08


                                                                                Average Annual Total Return
                                                                     -------------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-----------------------------------------------------------------------------------------------------------------------
       WCIF
        - Return before taxes                                              6.10%           4.16%          4.79%
        - Return after taxes on distributions                              4.34%           2.33%          2.75%
        - Return after taxes on distributions and sales of fund shares     4.20%           2.33%          2.75%
       Barclays Capital GNMA Backed Bond Index*                            7.87%           5.39%          5.94%



The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 12/31/98 would have grown to $15,963 by December 31, 2008.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/98       $10,000              $10,000
          12/31/99       $10,052              $10,193
          12/31/2000     $11,088              $11,325
          12/31/2001     $11,885              $12,256
          12/31/2002     $12,800              $13,321
          12/31/2003     $13,022              $13,701
          12/31/2004     $13,451              $14,297
          12/31/2005     $13,688              $14,755
          12/31/2006     $14,224              $15,435
          12/31/2007     $15,044              $16,512
          12/31/2008     $15,963              $17,812


* The Fund's average annual return is compared with that of the Barclays Capital GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Barclays Capital GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Barclays Capital GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses, or taxes.

     Holdings by Sector
-------------------------------------------------------------------------------
     % of net assets @ 12/31/08

     Mortgage-Backed Securities                   98.1%


     Weighted Average Maturity
     @ 12/31/08                               3.3 Years

     Five Largest Bond Holdings
-------------------------------------------------------------------------------
     % of net assets @ 12/31/08

     GNMA II Pool #3747            5.00%   08/20/35     5.6%
     GNMA II Pool #696908          4.50%   07/20/38     5.4%
     GNMA Series 2002-47           6.50%   07/16/32     4.9%
     FNMA Series 2002-T4, Class A2 7.00%   12/25/41     3.2%
     GNMA Series 1999-4            6.00%   02/20/29     3.1%

FUND EXPENSES
-------------------------------------------------------------------------------

EXAMPLE:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 - December 31, 2008).

ACTUAL EXPENSES:
The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  EQUITY FUNDS

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

                                                  Expenses Paid
                       Beginning      Ending      During Period*
                     Account Value Account Value  (7/1/08-
                        (7/1/08)    (12/31/08)     12/31/08)
-------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00     $649.50       $5.18
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.90      $6.34

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.


                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                     Expenses Paid
                       Beginning         Ending      During Period*
                     Account Value   Account Value    (7/1/08-
                       (7/1/08)        (12/31/08)      12/31/08)
-------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00       $751.10        $5.50
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.90      $6.34

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.


                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

                                                   Expenses Paid
                       Beginning      Ending       During Period*
                     Account Value  Account Value    (7/1/08-
                       (7/1/08)     (12/31/08)      12/31/08)
-------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00     $579.40         $6.31
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,017.10      $8.06

  *Expenses are equal to the Fund's annualized expense ratio of 1.59% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.


                               FIXED INCOME FUNDS

                          WRIGHT TOTAL RETURN BOND FUND

                                                    Expenses Paid
                       Beginning        Ending      During Period*
                     Account Value   Account Value   (7/1/08-
                       (7/1/08)       (12/31/08)     12/31/08)
------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00    $1,021.90        $3.59
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,021.60        $3.61

  *Expenses are equal to the Fund's annualized expense ratio of 0.71% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.

                           WRIGHT CURRENT INCOME FUND

                                                    Expenses Paid
                       Beginning        Ending      During Period*
                     Account Value   Account Value   (7/1/08-
                       (7/1/08)       (12/31/08)     12/31/08)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00    $1,042.60         $4.88
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.40      $4.82

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.


WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF DECEMBER 31, 2008

                                       Shares       Value


                 EQUITY INTERESTS - 96.5%

AEROSPACE & DEFENSE -- 0.4%
Alliant Techsystems, Inc. *              685   $     58,746
                                               ------------

AUTOMOBILES & COMPONENTS -- 1.2%
Advance Auto Parts, Inc.               2,825   $     95,061
BorgWarner, Inc.                       3,100         67,487
                                               ------------
                                               $    162,548
                                               ------------
BANKS -- 5.3%
Bank of Hawaii Corp.                   3,345   $    151,094
Commerce Bancshares, Inc.              2,139         94,009
Cullen/Frost Bankers, Inc.             3,090        156,601
New York Community Bancorp, Inc.       5,375         64,285
SVB Financial Group *                  6,185        162,233
Westamerica Bancorporation               625         31,969
Wilmington Trust Corp.                 1,955         43,479
                                               ------------
                                               $    703,670
                                               ------------
CAPITAL GOODS -- 3.4%
AGCO Corp. *                           6,775   $    159,822
SPX Corp.                              4,505        182,678
Thomas & Betts Corp. *                 4,620        110,972
                                               ------------
                                               $    453,472
                                               ------------
CHEMICALS -- 0.3%
Cytec Industries, Inc.                 2,215   $     47,002
                                               ------------


COMMERCIAL SERVICES& SUPPLIES -- 3.8%
Charles River Laboratories
 International*                        3,540   $     92,748
FirstMerit Corp.                       3,845         79,169
Global Payments, Inc.                  2,795         91,648
Harsco Corp.                           2,300         63,664
Manpower, Inc.                         3,845        130,691
Navigant Consulting, Inc. *            2,860         45,388
                                               ------------
                                               $    503,308
                                               ------------
COMMUNICATIONS EQUIPMENT -- 0.8%
CommScope, Inc. *                      2,255   $     35,043
Plantronics, Inc.                      5,785         76,362
                                               ------------
                                               $    111,405
                                               ------------
COMPUTERS & PERIPHERALS -- 2.0%
Jack Henry & Associates, Inc.          4,600   $     89,286
Western Digital Corp. *               15,630        178,964
                                               ------------
                                               $    268,250
                                               ------------

CONSUMER DURABLES & APPAREL -- 1.3%
Herman Miller, Inc.                    4,560   $     59,417
Mohawk Industries, Inc. *              2,660        114.300
                                               ------------
                                               $    173,717
                                               ------------
CONSUMER PRODUCTS -- 1.3%
John Wiley & Sons, Inc. - Class A      1,530   $     54,437
Priceline.com, Inc. *                  1,540        113,421
                                               ------------
                                               $    167,858
                                               ------------

DIVERSIFIED FINANCIALS -- 3.1%
Eaton Vance Corp.                      4,595   $     96,541
Raymond James Financial, Inc.         10,112        173,219
SEI Investments Co.                    9,050        142,175
                                               ------------
                                               $    411,935
                                               ------------

EDUCATION -- 1.0%
Career Education Corp. *               1,930   $     34,624
DeVry, Inc.                            1,720         98,745
                                               ------------
                                               $    133,369
                                               ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS-- 7.4%
Ametek, Inc.                           3,485   $    105,282
Arrow Electronics, Inc. *              7,985        150,437
Avnet, Inc. *                          7,995        145,589
Hubbell, Inc.                          4,570        149,348
Ingram Micro, Inc. - Class A*          3,240         43,384
Lincoln Electric Holdings, Inc.        2,525        128,598
Pentair, Inc.                          5,025        118,942
Synopsys, Inc. *                       2,870         53,152
Tech Data Corp. *                      2,330         41,567
Vishay Intertechnology, Inc. *        15,010         51,334
                                               ------------
                                               $    987,633
                                               ------------
ENERGY -- 9.1%
Cimarex Energy Co.                     3,875   $    103,772
Cliffs Natural Resources, Inc.         1,945         49,811
Denbury Resources, Inc. *              8,100         88,452
Energen Corp.                          6,925        203,110
FMC Technologies, Inc. *               7,355        175,270
Forest Oil Corp. *                     7,320        120,707
Helmerich & Payne, Inc.                3,365         76,554
Patterson-UTI Energy, Inc.             6,070         69,866
SCANA Corp.                            3,890        138,484
Superior Energy Services, Inc. *       1,835         29,232
Tidewater, Inc.                        2,415         97,252
UGI Corp.                              2,665         65,079
                                               ------------
                                               $  1,217,589
                                               ------------
FOOD, BEVERAGE & TOBACCO -- 1.8%
Corn Products International, Inc.      2,365   $     68,230
PepsiAmericas, Inc.                    4,580         93,249
Ralcorp Holdings, Inc. *               1,350         78,840
                                               ------------
                                               $    240,319
                                               ------------
HEALTH CARE EQUIPMENT & SERVICES-- 5.1%
Community Health Systems, Inc. *       3,390   $     49,426
Health Management Associates,
  Inc. - Class A*                     36,305         64,986
LifePoint Hospitals, Inc. *            2,600         59,384
Lincare Holdings, Inc. *              12,190        328,277
STERIS Corp.                           4,070         97,232
WellCare Health Plans, Inc. *          6,495         83,526
                                               ------------
                                               $    682,831
                                               ------------
HOUSEHOLD & PERSONAL PRODUCTS -- 2.8%
Church & Dwight Co., Inc.              2,595   $    145,631
NetFlix, Inc. *                        4,765        142,426
Tupperware Brands Corp.                3,515         79,791
                                               ------------
                                               $    367,848
                                               ------------

INSURANCE -- 9.7%
American Financial Group Inc.          5,325   $    121,836
Everest Re Group, Ltd.                 1,765        134,387
Hanover Insurance Group, Inc.            800         34,376
HCC Insurance Holdings, Inc.          12,700        339,725
Horace Mann Educators Corp.            2,345         21,550
Protective Life Corp.                  1,305         18,727
StanCorp Financial Group, Inc.         6,375        266,284
W.R. Berkley Corp.                    11,497        356,407
                                               ------------
                                               $  1,293,292
                                               ------------
MACHINERY -- 1.0%
IDEX Corp.                             1,425   $     34,414
Wabtec Corp.                           2,350         93,412
                                               ------------
                                               $    127,826

MATERIALS -- 6.7%
Airgas, Inc.                           3,415   $    133,151
Carpenter Technology Corp.             1,255         25,778
Crane Co.                              3,105         53,530
FMC Corp.                              1,675         74,923
Joy Global, Inc.                       3,225         73,820
Kennametal, Inc.                         995         22,079
Lubrizol Corp.                         3,635        132,278
Matthews International Corp. - Class A 1,790         65,657
Reliance Steel & Aluminum Co.          2,795         55,732
Sonoco Products Co.                    4,035         93,451
Steel Dynamics, Inc.                   5,730         64,061
Terra Industries, Inc.                 4,360         72,681
Worthington Industries, Inc.           3,010         33,170
                                               ------------
                                               $    900,311
                                               ------------

PHARMACEUTICALS & BIOTECHNOLOGY -- 3.9%
Endo Pharmaceuticals Holdings, Inc. *  7,410   $    191,771
Omnicare, Inc.                         1,820         50,523
Perrigo Co.                            6,545        211,469
Pharmaceutical Product
  Development, Inc.                    2,430         70,494
                                               ------------
                                               $    524,257
                                               ------------
REAL ESTATE -- 3.0%
NVR, Inc. *                              310   $    141,437
Toll Brothers, Inc. *                  8,725        186,977
UDR, Inc.                              5,095         70,260
                                               ------------
                                               $    398,674
                                               ------------
RETAILING -- 6.7%
Aeropostale, Inc. *                    3,277   $     52,760
American Eagle Outfitters, Inc.        8,952         83,791
BJ's Wholesale Club, Inc. *            4,020        137,725
Dollar Tree, Inc. *                    6,855        286,539
Phillips-Van Heusen Corp.              3,220         64,818
Regis Corp.                            3,745         54,415
Rent-A-Center Inc. *                   2,490         43,948
Ross Stores, Inc.                      5,860        174,218
                                               ------------
                                               $    898,214
                                               ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.3%
Intersil Corp. - Class A               3,825   $     35,152
                                               ------------

SOFTWARE & SERVICES -- 5.0%
Alliance Data Systems Corp. *          2,340   $    108,880
Ansys, Inc. *                          4,835        134,848
Mantech International Corp. - Class A *1,670         90,497
McAfee, Inc. *                         4,385        151,590
Sybase, Inc. *                         7,550        187,014
                                               ------------
                                               $    672,829
                                               ------------
TELECOMMUNICATION SERVICES -- 0.3%
Telephone & Data Systems, Inc.         1,345   $     42,704
                                               ------------

TRANSPORTATION -- 4.1%
AirTran Holdings, Inc. *              28,310   $    125,696
Alaska Air Group, Inc. *               8,015        234,439
Con-way, Inc.                          1,345         35,777
JetBlue Airways Corp. *               21,345        151,550
                                               ------------
                                               $    547,462
                                               ------------
UTILITIES -- 5.7%
MDU Resources Group, Inc.             14,863   $    320,745
Northeast Utilities                    8,365        201,262
Oneok, Inc.                            8,260        240,531
                                               ------------
                                               $    762,538
                                               ------------

TOTAL EQUITY INTERESTS - 96.5%
(identified cost, $16,295,643)                 $ 12,894,759

OTHER ASSETS, LESS LIABILITIES - 3.5%               469,049
                                               ------------


NET ASSETS - 100.0%                            $ 13,363,808
                                               ============



Industry classifications included in the Portfolio of Investments are unaudited.

*    Non-income-producing security.

See notes to financial statements


WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                   STATEMENT OF ASSETS AND LIABILITIES

                           December 31, 2008
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $16,295,643) (Note 1A)     $ 12,894,759
  Cash                                              475,445
  Receivable for fund shares sold                     3,433
  Receivable from affiliates                          5,749
  Dividends receivable                               22,646
  Other assets                                        3,440
                                               ------------
  Total assets                                 $ 13,405,472
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired           $     16,774
  Payable to affiliate for investment
   adviser fee                                        1,153
  Payable to affiliate for
   distribution expenses                                 87
  Accrued expenses and other liabilities             23,650
                                               ------------
  Total liabilities                            $     41,664
                                               ------------

NET ASSETS                                     $ 13,363,808
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 18,184,581
  Accumulated net realized loss on investments
 (computed on the basis of identified cost)     (1,419,889)
  Unrealized appreciation (depreciation)
   of investments(computed on the basis
   of identified cost)                          (3,400,884)
                                               ------------
  Net assets applicable to outstanding shares  $ 13,363,808
                                               ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       2,205,103
                                               ============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST                      $       6.06
                                               ============





                      STATEMENT OF OPERATIONS

                 For the Year Ended December 31, 2008
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income                              $    197,911
                                               ------------

Expenses -
  Investment adviser fee (Note 3)              $    108,213
  Administrator fee (Note 3)                         21,643
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        12,961
  Custodian fee (Note 1F)                            63,992
  Distribution expenses (Note 4)                     45,089
  Transfer and dividend disbursing agent fees        23,878
  Printing                                            2,106
  Interest expense                                    3,567
  Shareholder communications                          1,750
  Audit services                                     27,685
  Legal services                                      4,270
  Registration costs                                 19,181
  Miscellaneous                                       7,918
                                               ------------
  Total expenses                               $    342,253
                                               ------------


Deduct -
  Waiver and/or reimbursement by the principal
   underwriter and/or investment adviser
   (Note 3 and 4)                              $  (115,081)
  Reduction of custodian fee (Note 1F)              (1,728)
                                               ------------
  Total deductions                             $  (116,809)
                                               ------------
  Net expenses                                 $    225,444
                                               ------------
  Net investment loss                          $   (27,533)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)                     $(1,371,940)
  Net change in unrealized appreciation
   (depreciation) on investments                (6,810,349)
                                               ------------
  Net realized and unrealized loss
    on investments                          $   (8,182,289)
                                               ------------
  Net decrease in net assets from operations   $(8,209,822)
                                               ============



See notes to financial statements


WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                  ------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2008                  2007
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss                                                             $    (27,533)         $    (28,028)
     Net realized gain (loss) on investment transactions                               (1,371,940)             6,519,033
     Net change in unrealized appreciation (depreciation) on investments               (6,810,349)           (3,232,243)
                                                                                      --------------       --------------
       Net increase (decrease) in net assets from operations                         $ (8,209,822)         $   3,258,762
                                                                                      --------------       --------------

   Distributions to shareholders (Note 2) -
     From net investment income                                                      $       -             $    (33,344)
     From net realized gains                                                           (1,863,251)           (5,034,405)
                                                                                      --------------       --------------
       Total distributions                                                           $ (1,863,251)         $ (5,067,749)
                                                                                      --------------       --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $   (486,111)         $(12,619,826)
                                                                                      --------------       --------------
   Net decrease in net assets                                                        $(10,559,184)         $(14,428,813)

NET ASSETS:
   At beginning of year                                                                 23,922,992            38,351,805
                                                                                      --------------       --------------
   At end of year                                                                    $  13,363,808         $  23,922,992
                                                                                      ==============       ==============
See notes to financial statements



WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)      2006(3)       2005        2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $ 11.100     $  12.270    $  13.030    $  13.226     $ 11.870
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment loss(1)                                   $ (0.013)    $  (0.013)   $  (0.034)   $  (0.053)    $ (0.028)
     Net realized and unrealized gain (loss)                    (4.121)        1.340        0.529        1.476        1.884
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss) from investment operations       $ (4.134)    $   1.327    $   0.495     $  1.423     $  1.856
                                                              ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:
     From net investment income                               $  -         $  (0.016)   $   -        $   -            -
     From net realized gains                                    (0.906)       (2.481)      (1.255)      (1.619)    $ (0.500)
                                                              ---------    ---------    ---------    ---------     ---------
         Total distributions                                  $ (0.906)    $  (2.497)   $  (1.255)   $  (1.619)    $ (0.500)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year                                  $  6.060     $  11.100    $  12.270    $  13.030     $ 13.226
                                                              =========    =========    =========    =========     =========
TOTAL RETURN(2)                                                (39.81)%       11.59%        3.77%       11.09%        15.73%

RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of year (000 omitted)                      $ 13,364     $  23,923    $  38,352    $  47,652     $ 43,498
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                1.26%         1.26%        1.26%        1.27%        1.26%
     Net expenses after custodian fee reduction                  1.25%         1.25%        1.25%        1.25%        1.25%
     Net investment loss                                        (0.15)%       (0.10)%      (0.27)%      (0.18)%      (0.23)%
  Portfolio turnover rate                                           72%          67%          66%         110%          69%

--------------------------------------------------------------------------------------------------------------------------------


(1) For the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

Net investment loss per share                                 $ (0.068)    $  (0.064)   $  (0.058)   $  (0.111)    $ (0.050)
                                                              =========    =========    =========    =========     =========
Ratios (As a percentage of average daily net assets):
     Expenses                                                    1.90%         1.66%        1.46%        1.45%        1.44%
                                                              =========    =========    =========    =========     =========
     Expenses after custodian fee reduction                      1.89%         1.66%        1.44%        1.43%        1.43%
                                                              =========    =========    =========    =========     =========
     Net investment loss                                        (0.79)%       (0.51)%      (0.46)%      (0.38)%      (0.41)%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period  reported.
Dividends  and  distributions, if any, are  assumed  to be  reinvested at the net asset  value on the reinvestment date.
(3  Certain per share amounts are based on average shares outstanding.

See notes to financial statements



WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF DECEMBER 31, 2008

                                       Shares       Value

                EQUITY INTERESTS - 97.5%

AEROSPACE -- 2.6%
General Dynamics Corp.                 4,630   $    266,642
Honeywell International, Inc.          8,885        291,694
Northrop Grumman Corp.                 2,345        105,619
Raytheon Co.                           3,540        180,682
                                               ------------
                                               $    844,637
                                               ------------

AUTOMOBILES & COMPONENTS -- 0.3%
Cooper Industries, Ltd. - Class A      3,135   $     91,636
                                               ------------


BANKS -- 5.6%
Bank of America Corp.                 12,905   $    181,703
Bank of New York Mellon Corp.         25,155        712,641
Hudson City Bancorp, Inc.             13,605        217,136
M&T Bank Corp.                         1,230         70,614
Wells Fargo & Co.                     21,185        624,534
                                               ------------
                                               $  1,806,628
                                               ------------

CAPITAL GOODS -- 5.8%
Caterpillar, Inc.                      9,830   $    439,106
Cummins, Inc.                          1,775         47,446
Deere & Co.                            4,580        175,505
General Electric Co.                  10,215        165,483
Illinois Tool Works, Inc.              3,075        107,779
Lockheed Martin Corp.                  9,155        769,752
Parker Hannifin Corp.                  3,955        168,246
                                               ------------
                                               $  1,873,317
                                               ------------

COMMUNICATIONS EQUIPMENT -- 1.4%
Cisco Systems, Inc. *                 13,290   $    216,627
L-3 Communications Holdings, Inc.      3,155        232,776
                                               ------------
                                               $    449,403
                                               ------------

COMPUTERS & PERIPHERALS -- 8.4%
Affiliated Computer Services,
 Inc. - Class A*                       2,930   $    134,633
Apple, Inc. *                          4,220        360,177
Hewlett-Packard Co.                   30,930      1,122,450
International Business Machines Corp. 12,720      1,070,515
Lexmark International, Inc. - Class A *1,690         45,461
                                               ------------
                                               $  2,733,236
                                               ------------


CONSTRUCTION & ENGINEERING -- 0.6%
Fluor Corp.                            4,325   $    194,063
                                               ------------


DIVERSIFIED FINANCIALS -- 3.0%
American Express Co.                   7,840   $    145,432
Capital One Financial Corp.            7,570        241,407
Citigroup, Inc.                       10,191         68,382
Federated Investors, Inc. - Class B    6,365        107,950
Goldman Sachs Group, Inc. (The)        1,325        111,817
PNC Financial Services Group, Inc.     6,005        294,245
                                               ------------
                                               $    969,233
                                               ------------

EDUCATION -- 0.5%
Apollo Group, Inc. - Class A*          2,205   $    168,947
                                               ------------

ELECTRONICS -- 0.4%
Emerson Electric Co.                   3,930   $    143,877
                                               ------------

ENERGY -- 13.7%
Apache Corp.                           1,250   $     93,162
Chesapeake Energy Corp.                3,375         54,574
Chevron Corp.                         15,470      1,144,316
ConocoPhillips Co.                    12,630        654,234
ENSCO International, Inc.              1,920         54,509
Exxon Mobil Corp.                     19,660      1,569,458
Hess Corp.                             1,625         87,165
National Oilwell Varco, Inc. *         3,520         86,029
Noble Energy, Inc.                     1,740         85,643
Occidental Petroleum Corp.             9,790        587,302
Transocean, Inc. *                       625         29,531
                                               ------------
                                               $  4,445,923
                                               ------------

ENTERTAINMENT & LEISURE -- 2.8%
Hasbro, Inc.                           5,315   $    155,039
Walt Disney Co. (The)                 32,550        738,559
                                               ------------
                                               $    893,598
                                               ------------

FOOD, BEVERAGE & TOBACCO -- 3.9%
Altria Group, Inc.                    32,970   $    496,528
Molson Coors Brewing Co. - Class B     5,860        286,671
PepsiCo, Inc.                          3,085        168,966
Philip Morris International, Inc.      7,115        309,574
                                               ------------
                                               $  1,261,739
                                               ------------

HEALTH CARE EQUIPMENT & SERVICES-- 4.5%
Aetna, Inc.                            8,050   $    229,425
Baxter International, Inc.             2,965        158,894
Express Scripts, Inc. *                6,480        356,270
Laboratory Corp of America Holdings *  2,210        142,346
Medtronic, Inc.                        7,775        244,291
WellPoint, Inc. *                      8,105        341,464
                                               ------------
                                               $  1,472,690
                                               ------------


HEAVY MACHINERY -- 0.4%
Dover Corp.                            3,270   $    107,648
Manitowoc Co., Inc. (The)              2,480         21,477
                                               ------------
                                               $    129,125
                                               ------------

HOTELS, RESTAURANTS & LEISURE -- 2.3%
McDonald's Corp.                      12,175   $    757,163
                                               ------------


HOUSEHOLD DURABLES -- 2.0%
Fortune Brands, Inc.                   2,085   $     86,069
Leggett & Platt, Inc.                 11,205        170,204
Procter & Gamble Co.                   5,730        354,229
Stanley Works, (The)                   1,455         49,615
                                               ------------
                                               $    660,117
                                               ------------

INSURANCE -- 8.2%
Aflac, Inc.                           12,495   $    572,771
Assurant, Inc.                         2,220         66,600
Chubb Corp.                           11,265        574,515
Hartford Financial Services Group, Inc. 6,185       101,558
MetLife, Inc.                         19,920        694,411
Progressive Corp.                      5,175         76,642
Torchmark Corp.                        2,955        132,088
Travelers Cos, Inc. (The)              4,790        216,508
Unum Group                            11,590        215,574
                                               ------------
                                               $  2,650,667
                                               ------------


MATERIALS -- 1.1%
CF Industries Holdings, Inc.           1,645   $     80,868
Nucor Corp.                            6,285        290,367
                                               ------------
                                               $    371,235
                                               ------------

MEDIA -- 0.3%
Omnicom Group, Inc.                    3,330   $     89,644
                                               ------------


METALS -- 1.0%
AK Steel Holding Corp.                 2,435   $     22,694
Freeport-McMoRan Copper & Gold, Inc.   5,005        122,322
Newmont Mining Corp.                   2,880        117,216
United States Steel Corp.              1,830         68,076
                                               ------------
                                               $    330,308
                                               ------------


OFFICE ELECTRONICS -- 0.1%
Xerox Corp.                            5,765   $     45,947
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY-- 10.1%
Amgen, Inc. *                         10,900   $    629,475
Biogen Idec, Inc. *                    3,135        149,320
Forest Labs *                          5,825        148,363
Johnson & Johnson, Inc.               16,470        985,400
King Pharmaceuticals, Inc. *          11,010        116,926
Pfizer, Inc.                          55,825        988,661
Watson Pharmaceuticals, Inc. *         9,565        254,142
                                               ------------
                                               $  3,272,287
                                               ------------


RETAILING -- 5.1%
Best Buy Co., Inc.                     6,355   $    178,639
Big Lots, Inc. *                       7,175        103,966
CVS/Caremark Corp.                     5,415        155,627
eBay, Inc. *                           3,110         43,416
GameStop Corp. - Class A*              7,125        154,327
Sherwin-Williams Co.                   5,860        350,135
SUPERVALU, Inc.                        4,245         61,977
TJX Cos., Inc.                         6,015        123,729
Wal-Mart Stores, Inc.                  8,835        495,290
                                               ------------
                                               $  1,667,106
                                               ------------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 0.1%
QLogic Corp. *                         2,810   $     37,766
                                               ------------


SOFTWARE & SERVICES -- 6.4%
BMC Software, Inc. *                   8,250   $    222,007
Computer Sciences Corp. *              1,910         67,117
Compuware Corp. *                     14,665         98,989
EMC Corp. *                           12,865        134,697
Microsoft Corp.                       43,065        837,184
Oracle Corp. *                        36,525        647,588
Symantec  Corp. *                      5,330         72,062
                                               ------------
                                               $  2,079,644
                                               ------------

TELECOMMUNICATION SERVICES -- 2.6%
AT&T, Inc.                            26,205   $    746,842
CenturyTel, Inc.                       3,760        102,761
                                               ------------
                                               $    849,603
                                               ------------

TRANSPORTATION -- 1.9%
Boeing Co. (The)                       3,030   $    129,290
Burlington Northern Santa Fe Corp.     4,135        313,061
CSX Corp.                              1,900         61,693
Norfolk Southern Corp.                 2,345        110,332
                                               ------------
                                               $    614,376
                                               ------------


UTILITIES -- 2.4%
Integrys Energy Group, Inc.           14,605   $    627,723
Public Service Enterprise Group, Inc.  4,900        142,933
                                               ------------
                                               $    770,656
                                               ------------


TOTAL EQUITY INTERESTS - 97.5%
   (identified cost, $40,243,137)              $ 31,674,571
                                               ------------

INVESTMENT FUNDS -- 1.3%

CAPITAL MARKETS -- 1.3%

SPDR Trust Series 1                    4,535   $    409,238
                                               ------------

TOTAL INVESTMENT FUNDS - 1.3%
   (identified cost, $399,352)                 $    409,238
                                               ------------

TOTAL INVESTMENTS - 98.8%
   (identified cost, $40,642,489)              $ 32,083,809

OTHER ASSETS, LESS LIABILITIES - 1.2%               399,775
                                               ------------

NET ASSETS - 100.0%                            $ 32,483,584
                                               ============



Industry classifications included in the Portfolio of Investments are unaudited.

*  Non-income-producing security.

See notes to financial statements




WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------



                   STATEMENT OF ASSETS AND LIABILITIES

                           December 31, 2008
------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $40,642,489) (Note 1A)     $ 32,083,809
  Cash                                              244,676
  Receivable for fund shares sold                   126,052
  Receivable from affiliates                          2,361
  Dividends receivable                               65,678
  Other assets                                        2,840
                                               ------------
  Total assets                                 $ 32,525,416
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired           $      4,484
  Payable to affiliate for investment
    adviser fee                                       1,502
  Payable to affiliate for distribution
    expenses                                          5,183
  Accrued expenses and other liabilities             30,663
                                               ------------
  Total liabilities                            $     41,832
                                               ------------
NET ASSETS                                     $ 32,483,584
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 58,659,125
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)  (17,624,522)
  Unrealized appreciation (depreciation)
   of investments (computed on the basis
   of identified cost)                          (8,558,680)
  Accumulated undistributed net investment
   income                                             7,661
                                               ------------
  Net assets applicable to outstanding shares  $ 32,483,584
                                               ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       3,478,991
                                               ============


  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST                      $       9.34
                                               ============


                    STATEMENT OF OPERATIONS

                For the Year Ended December 31, 2008
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income                              $    961,590
                                               ------------

Expenses -
  Investment adviser fee (Note 3)              $    274,083
  Administrator fee (Note 3)                         54,817
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        12,961
  Custodian fee (Note 1F)                            67,506
  Distribution expenses (Note 4)                    114,201
  Transfer and dividend disbursing agent fees        19,657
  Printing                                            3,195
  Interest expense                                    5,055
  Shareholder communications                          1,865
  Audit services                                     30,003
  Legal services                                     10,366
  Registration costs                                 20,536
  Miscellaneous                                       8,901
                                               ------------
  Total expenses                               $    623,146
                                               ------------

Deduct -
  Waiver and/or reimbursement by the principal
   underwriter and/or investment adviser
   (Note 3 and 4)                              $   (50,060)
  Reduction of custodian fee (Note 1F)              (2,081)
                                               ------------
  Total deductions                             $   (52,141)
                                               ------------
  Net expenses                                 $    571,005
                                               ------------
  Net investment income                        $    390,585
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)                     $ (2,313,558)
  Net change in unrealized appreciation
   (depreciation on investments                 (17,276,483)
                                               ------------
  Net realized and unrealized loss on
    investments                                $(19,590,041)
                                               ------------

  Net decrease in net assets from operations   $(19,199,456)
                                               ============

See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                      ------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2008                  2007
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $     390,585          $     381,955
     Net realized gain (loss) on investment transactions                               (2,313,558)              5,221,457
     Net change in unrealized appreciation (depreciation) on investments              (17,276,483)            (1,973,444)
                                                                                     --------------         --------------
       Net increase (decrease) in net assets from operations                         $(19,199,456)          $   3,629,968
                                                                                     --------------         --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $   (399,235)          $   (362,113)
                                                                                     --------------         --------------
       Total distributions                                                           $   (399,235)          $   (362,113)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $ (5,667,495)          $ (8,794,028)
                                                                                     --------------         --------------
   Net decrease in net assets                                                        $(25,266,186)          $ (5,526,173)


NET ASSETS:
   At beginning of year                                                                 57,749,770             63,275,943
                                                                                     --------------         --------------
   At end of year                                                                    $  32,483,584          $  57,749,770
                                                                                     ==============         ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR                                             $       7,661          $      19,267
                                                                                     ==============         ==============



See notes to financial statements



WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------

                                                                                Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)      2006(3)       2005        2004
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                            $ 14.520     $  13.790    $  12.420    $  11.780     $ 10.530
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                   $  0.104     $   0.091    $   0.062    $   0.077     $  0.053
   Net realized and unrealized gain (loss)                      (5.169)        0.728        1.374        0.651        1.247
                                                              ---------    ---------    ---------    ---------     ---------
     Total income (loss) from investment operations           $ (5.065)    $   0.819    $   1.436     $  0.728     $  1.300
                                                              ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:
   From net investment income                                 $ (0.115)    $  (0.089)   $  (0.066)   $  (0.088)    $ (0.050)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions                                      $ (0.115)    $  (0.089)   $  (0.066)   $  (0.088)    $ (0.050)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year                                  $  9.340     $  14.520    $  13.790    $  12.420     $ 11.780
                                                              =========    =========    =========    =========     =========
TOTAL RETURN(2)                                                 (34.85)%       5.96%       11.57%        6.20%       12.36%
                                                              =========    =========    =========    =========     =========
 RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of year (000 omitted)                      $  32,484    $  57,750    $  63,276    $  66,742     $ 65,503
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                1.26%         1.26%        1.26%        1.26%        1.25%
     Net expenses after custodian fee reduction                  1.25%         1.25%        1.25%        1.25%        1.25%
     Net investment income                                       0.86%         0.63%        0.48%        0.66%        0.49%
   Portfolio turnover rate                                         58%           55%          97%          82%          74%
--------------------------------------------------------------------------------------------------------------------------------
(1) For the years ended  December  31,  2008,  2007,  2006,  2005 and 2004,  the
operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

Net investment income per share                               $  0.091     $   0.088    $  0.062     $  0.077      $ 0.050
                                                              =========    =========    =========    =========     =========
Ratios (As a percentage of average daily net assets):
     Expenses                                                    1.37%         1.28%       1.28%         1.26%        1.28%
                                                              =========    =========    =========    =========     =========
     Expenses after custodian fee reduction                      1.36%         1.27%       1.27%         1.25%        1.28%
                                                              =========    =========    =========    =========     =========
     Net investment income                                       0.75%         0.61%       0.46%         0.66%        0.46%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements



WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF DECEMBER 31, 2008

                                      Shares       Value


                EQUITY INTERESTS - 98.5%

AUSTRALIA -- 3.2%
BHP Billiton, Ltd.                    34,756   $    722,210
BlueScope Steel, Ltd.                 52,563        127,089
Caltex Australia, Ltd. (1)            20,461        101,094
QBE Insurance Group, Ltd.             40,597        724,371
Sims Metal Management, Ltd.            9,087        108,772
Westpac Banking Corp.                 30,204        352,018
                                               ------------
                                               $  2,135,554
                                               ------------


AUSTRIA -- 0.3%
Voestalpine AG                         8,557   $    184,503
                                               ------------


CANADA -- 7.8%
Canadian National Railway Co.         18,198   $    662,762
Canadian Natural Resources, Ltd.       3,095        122,118
Canadian Pacific Railway, Ltd.        11,330        379,443
CGI Group, Inc. - Class A *           74,788        581,758
Encana Corp.                          24,223      1,130,750
Husky Energy, Inc.                    23,742        586,861
Manulife Financial Corp.              13,104        220,674
Methanex Corp.                        34,407        392,924
Petro-Canada                          12,483        272,713
Potash Corp. of Saskatchewan, Inc.     4,934        368,289
Toronto-Dominion Bank                 15,519        545,802
                                               ------------
                                               $  5,264,094
                                               ------------

DENMARK -- 1.2%
Danske Bank A/S (Stammaktie)           4,161   $     41,622
Novo Nordisk A/S - Series B           14,826        772,889
                                               ------------
                                               $    814,511
                                               ------------


FINLAND -- 1.2%
Nokia Oyj                             49,306   $    784,617
                                               ------------


FRANCE -- 9.5%
AXA (Actions Ordinaires) (1)          14,810   $    331,219
BNP Paribas                           10,763        462,903
Casino Guichard-Perrachon SA           7,678        577,886
Compagnie Generale des Etablisssements
   Michelin - Class B                  4,009        213,803
France Telecom SA                     12,645        365,736
Groupe Danone                         24,337      1,515,452
Sanofi-Aventis (1)                    11,893        780,041
Schneider Electric SA                  4,301        328,834
Total SA                              22,636      1,272,099
Vallourec SA                           4,355        501,472
                                               ------------
                                               $  6,349,445
                                               ------------

GERMANY -- 10.6%
Allianz AG Holding (Namensaktie)       3,537   $    380,305
BASF AG (Stammaktie)                  37,967      1,509,355
Bayer AG                              10,957        652,676
Bayerische Motoren Werke AG            7,851        243,229
Deutsche Bank AG (Stammaktie)         11,881        474,025
Deutsche Lufthansa AG                 18,850        302,396
E.On AG (Stammaktie)                  46,138      1,881,151
MAN AG                                 6,634        368,253
Muenchener Rueckversicherungs-
 Gesellschaft AG                       4,365        694,612
Porsche AG (Preferred Stock)           2,887        227,017
ThyssenKrupp AG                       13,318        362,003
                                               ------------
                                                $  7,095,022
                                               ------------


GREECE -- 1.2%
Alpha Bank A.E.                       24,324   $    236,428
Coca Cola Hellenic Bottling Co. SA    18,688        273,274
National Bank of Greece SA            16,822        325,572
                                               ------------
                                               $    835,274
                                               ------------

HONG KONG -- 5.9%
BOC Hong Kong Holdings, Ltd.         186,000   $    208,952
Cheung Kong Holdings, Ltd.            40,000        371,415
CLP Holdings, Ltd. (Ordinary)        285,000      1,964,248
Hang Seng Bank, Ltd.                  41,500        558,475
Henderson Land Development Co., Ltd. 110,000        404,240
Sun Hung Kai Properties, Ltd.         58,000        489,247
                                               ------------
                                               $  3,996,577
                                               ------------


IRELAND -- 0.4%
CRH PLC                               10,670   $    275,342
                                               ------------


ITALY -- 3.9%
Eni SpA (Azioni Ordinarie)            97,644   $  2,343,345
Saipem SpA                            14,773        250,335
                                               ------------
                                               $  2,593,680
                                               ------------


JAPAN -- 16.3%
Aisin Seiki Co., Ltd.                 18,400   $    255,401
Astellas Pharma, Inc.                 34,400      1,403,469
Daihatsu Motor Co., Ltd.               9,000         79,203
Denso Corp.                           10,000        165,217
Honda Motor Co., Ltd.                 28,500        610,528
Kirin Holdings Co., Ltd.              13,000        171,826
Komatsu, Ltd.                         18,000        226,179
Makita Corp.                          28,000        619,013
Marubeni Corp.                        43,000        162,385
Mitsubishi Corp.                      28,000        389,598
Mitsubishi Electric Corp.             29,000        179,918
Mitsubishi Gas Chemical Co., Inc.     45,000        183,087
Mitsui & Co., Ltd.                    23,000        232,911
Mitsui OSK Lines, Ltd.               175,000      1,066,044
Nintendo Company, Ltd.                 1,200        455,190
Nippon Oil Corp.                      59,000        296,413
Nippon Steel Corp.                   157,000        511,723
Nippon Yusen Kabushiki Kaisha        132,000        808,552
Nisshin Steel Co., Ltd. (1)          245,000        501,158
Omron Corp.                           11,200        150,930
Panasonic Corp.                        8,000        100,074
Sankyo Co., Ltd.                       4,400        222,537
Sumitomo Corp. (1)                    80,000        701,330
Tokai Rika Co., Ltd.                  26,000        227,348
Tokyo Electron, Ltd.                   4,100        142,851
Toyota Motor Corp.                    33,900      1,106,836
                                               ------------
                                               $ 10,969,721
                                               ------------


NETHERLANDS -- 3.4%
ING Groep NV (Aandeel)                78,733   $    870,593
Koninklijke (Royal) KPN NV            49,376        733,349
Koninklijke Philips
 Electronics NV (Aandeel)             35,244        702,826
                                               ------------
                                               $  2,306,768
                                               ------------


NORWAY -- 1.3%
StatoilHydro ASA                      12,500   $    206,122
Telenor Group ASA *                   96,973        650,014
                                               ------------
                                               $    856,136
                                               ------------


SINGAPORE -- 1.4%
Jardine Cycle & Carriage, Ltd. (1)    89,000   $    606,831
Overseas-Chinese Banking Corp., Ltd. 100,000        355,003
                                               ------------
                                               $    961,834
                                               ------------


SPAIN -- 8.0%
Acciona SA (1)                         2,682   $    342,203
Banco Bilbao Vizcaya Argentaria SA    14,523        180,306
Banco Santander SA                   104,004      1,006,443
Iberdrola Renovables SA *             90,000        393,530
Mapfre SA                            117,796        405,300
Repsol YPF SA (Accion)                21,258        460,187
Telefonica SA                        112,959      2,566,760
                                               ------------
                                               $  5,354,729
                                               ------------


SWEDEN -- 0.8%
TeliaSonera AB                       109,718   $    558,659
                                               ------------


SWITZERLAND -- 6.3%
ABB, Ltd. *                           14,982   $    224,825
Holcim, Ltd.                           3,540        205,603
Nestle SA                             13,350        534,913
Roche Holding AG                       4,228        661,754
Swatch Group AG                        1,922        269,910
Swiss Re AG                            7,961        385,695
Zurich Financial Services
 (Inhaberaktie)                        8,859      1,936,952
                                               ------------
                                               $  4,219,652
                                               ------------


UNITED KINGDOM -- 15.8%
Anglo American PLC (Ordinary)         16,052   $    365,030
AstraZeneca PLC                       35,899      1,442,673
Barclays PLC (Ordinary)               99,680        217,202
BG Group PLC                          10,637        150,734
BHP Billiton PLC                      40,865        763,750
BP PLC                                45,872        348,835
British Airways PLC                   95,143        246,970
British American Tobacco PLC          19,696        515,585
Centrica PLC                          48,246        184,502
GlaxoSmithKline PLC                   10,700        197,005
HSBC Holdings PLC                     43,538        413,221
Legal & General Group (Ordinary)     361,748        396,768
Lloyds TSB Group PLC                 219,116        405,353
Lloyds TSB Group PLC Rights           95,249             --
Man Group PLC                        157,944        542,223
Next PLC                              14,886        237,940
Rio Tinto PLC                         11,165        236,426
Royal Bank of Scotland Group
 PLC (Ordinary)                      190,836        134,517
Royal Dutch Shell PLC                 72,317      1,825,366
Tate & Lyle PLC                       17,424        100,969
Unilever PLC                          59,165      1,366,205
Vodafone Group PLC                   254,799        507,136
                                               ------------
                                               $ 10,598,410
                                               ------------

TOTAL EQUITY INTERESTS - 98.5%
(identified cost, $93,692,893)                 $ 66,154,528
                                               ------------

SHORT-TERM INVESTMENTS - 3.2%
State Street Navigator Securities
 Lending Prime Portfolio, 2.17%(2) 2,105,799   $  2,105,799
                                               ------------

TOTAL SHORT-TERM INVESTMENTS - 3.2%
(identified cost, $2,105,799)                  $  2,105,799
                                               ------------

TOTAL INVESTMENTS - 101.7%
(identified cost, $95,798,692)                 $ 68,260,327

OTHER ASSETS, LESS LIABILITIES - (1.7)%         (1,114,793)
                                               ------------


NET ASSETS - 100.0%                            $ 67,145,534
                                               ============




*    Non-income-producing security.

(1) All or a portion on these securities were on loan at December 31, 2008.

(2) The amount invested in State Street Navigator Securities Lending Prime Portfolio represents cash collateral received for securities on loan as of December 31, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Fund to repay collateral amounts upon the return of loaned securities.

                 Portfolio Composition By Sector
               -----------------------------------
                 % of net assets at 12/31/08
                        (Unaudited)

         Financial............................21.3%
         Energy...............................14.2%
         Industrials..........................11.3%
         Materials............................10.3%
         Health Care...........................9.0%
         Other................................32.4%

See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 2008
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value including
    $1,977,119 of securities loaned
    (identified cost $95,798,692) (Note 1A)    $ 68,260,327
  Foreign currency, at value
    (cost $58,591) (Note 1A)                         58,562
  Cash                                                  127
  Receivable for investments sold                 1,110,063
  Receivable for fund shares sold                   167,680
  Dividends receivable                               95,630
  Receivable for securities lending                   2,147
  Tax reclaims receivable                           117,987
  Other assets                                          657
                                               ------------
   Total assets                                $ 69,813,180
                                               ------------

LIABILITIES:
  Demand note payable (Note 8)                 $    244,000
  Payable for investments purchased                 189,914
  Payable for fund shares reacquired                 34,247
  Collateral for securities loaned                2,105,799
  Payable to affiliate for distribution
    expenses                                         17,887
  Accrued expenses and other liabilities             75,799
                                               ------------
   Total liabilities                           $  2,667,646
                                               ------------
NET ASSETS                                     $ 67,145,534
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $130,629,404
  Accumulated net realized loss on investments
   and foreign currency (computed on
   the basis of identified cost)               (35,983,173)
  Unrealized appreciation (depreciation) of
   investments and foreign currency
   (computed on the basis of identified cost)  (27,500,697)
                                               ------------
  Net assets applicable to outstanding shares  $ 67,145,534
                                               ============


SHARES OF BENEFICIAL INTEREST OUTSTANDING         6,211,095
                                               ============


NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST                       $      10.81
                                               ============


                     STATEMENT OF OPERATIONS

               For the Year Ended December 31, 2008
------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C)
  Dividend income (net of foreign
    taxes, $595,667)                          $   5,302,207
  Income from securities lending                    246,977
  Other income                                       12,621
                                               ------------
    Total Investment Income                    $  5,561,805
                                               ------------

  Expenses -
  Investment adviser fee (Note 3)              $  1,045,198
  Administrator fee (Note 3)                        184,837
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        12,965
  Custodian fee (Note 1F)                           272,753
  Distribution expenses (Note 4)                    329,057
  Transfer and dividend disbursing agent fees        47,672
  Printing                                            4,675
  Interest expense                                   28,129
  Shareholder communications                          1,640
  Audit services                                     40,265
  Legal services                                     14,248
  Registration costs                                 24,180
  Miscellaneous                                      11,774
                                               ------------
    Total expenses                             $  2,017,393
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1F)        $    (9,613)
                                               ------------
   Total deductions                            $    (9,613)
                                               ------------
   Net expenses                                $  2,007,780
                                               ------------
   Net investment income                       $  3,554,025
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss -
  Investment transactions (identified
    cost basis)                               $(34,577,073)
  Foreign currency transactions                   (103,013)
                                               ------------
   Net realized loss                          $(34,680,086)
                                               ------------
  Change in unrealized appreciatio
     (depreciation) -
   Investments (identified cost basis)        $(46,861,298)
   Foreign currency                                (29,277)
                                               ------------
  Net change in unrealized appreciation
     (depreciation)                           $(46,890,575)
                                               ------------
  Net realized and unrealized loss on
    investments                               $(81,570,661)
                                               ------------

  Net decrease in net assets from operations  $(78,016,636)
                                              =============

See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                 ---------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2008                  2007
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                          $    3,554,025          $   4,142,249
Net realized gain (loss) on investment and foreign currency transactions              (34,680,086)             32,400,973
Net change in unrealized appreciation (depreciation) of investments and
       foreign currency                                                               (46,890,575)           (25,176,405)
                                                                                     ---------------        --------------
       Net increase (decrease) in net assets from operations                         $(78,016,636)          $  11,366,817
                                                                                     ---------------        --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $ (3,451,012)          $ (4,294,177)
From net realized gains                                                                (4,298,181)            (8,544,757)
     Tax return of capital                                                                (48,984)                     --
                                                                                     ---------------        --------------
       Total distributions                                                           $ (7,798,177)          $(12,838,934)
                                                                                     ---------------        --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $(30,647,579)          $(33,121,129)
                                                                                     ---------------        --------------
   Net decrease in net assets                                                        $(116,462,392)         $(34,593,246)

NET ASSETS:
   At beginning of year                                                                183,607,926            218,201,172
                                                                                     ---------------        --------------
   At end of year                                                                    $  67,145,534          $183,607,926
                                                                                     ===============        ==============

See notes to financial statements


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------


                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(1)       2007(1)      2006(1)      2005(1)      2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $  22.470    $  22.830    $  18.060    $  15.070     $12.890
                                                              ----------   ----------   ----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                      $   0.483    $   0.434    $   0.255    $   0.129     $ 0.128
   Net realized and unrealized gain (loss)                      (11.002)       0.755        4.859        3.028       2.140
                                                              ----------   ----------   ----------   ----------    ----------
     Total income (loss) from investment operations           $ (10.519)   $   1.189    $   5.114    $   3.157     $ 2.268

                                                              ----------   ----------   ----------   ----------    ----------

LESS DISTRIBUTIONS:
   From net investment income                                 $  (0.575)   $  (0.491)   $  (0.320)   $  (0.167)    $(0.088)
   From net realized gains                                       (0.558)      (1.058)      (0.024)       -           -
   Tax return of capital                                         (0.008)       -            -            -           -
                                                              ----------   ----------   ----------   ----------    ----------
     Total distributions                                      $  (1.141)   $  (1.549)   $  (0.344)   $  (0.167)    $(0.088)
                                                              ----------   ----------   ----------   ----------    ----------
Net asset value, end of year                                  $  10.810    $  22.470    $  22.830    $  18.060     $15.070
                                                              ==========   ==========   ==========   ==========    ==========
TOTAL RETURN(2)                                                (47.74)%        5.50%       28.49%        21.13%      17.71%
                                                              ==========   ==========   ==========   ==========    ==========

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (000 omitted)                      $  67,146    $ 183,608    $ 218,201    $ 109,897     $ 62,266
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                 1.54%        1.49%        1.46%        1.66%       1.72%
     Net expenses after custodian fee reduction                   1.53%        1.47%        1.37%        1.62%       1.71%
     Net investment income                                        2.71%        1.82%        1.26%        0.81%       0.97%
   Portfolio turnover rate                                          82%         138%         116%          99%         121%

--------------------------------------------------------------------------------------------------------------------------------

(1) Certain per share amounts are based on average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.



See notes to financial statements



WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1    Significant Accounting Policies
     --------------------------------
The Wright Managed Equity Trust (the Trust), issuer of Wright Select Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B. Investment Transactions - Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, WSBC, WMBC and WIBC, for federal income tax purposes, had capital loss carryovers of $640,031, $15,844,437 and $18,850,926, respectively, which will reduce the respective Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

   December 31,                         WSBC              WMBC             WIBC
-------------------------------------------------------------------------------

   2010                        $         -       $  12,738,080    $         -
   2011                                  -           2,230,768              -
   2016                              640,031           875,589       18,850,926
-------------------------------------------------------------------------------


Additionally, at December 31, 2008, WSBC, WMBC and WIBC had net capital losses of $593,005, $1,749,806 and $12,196,103, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds' taxable year ending December 31, 2009.

As of December 31, 2008, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E. Expenses - The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

G. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2.   Distributions to Shareholders
    ---------------------------------
It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions paid for the year ended December 31, 2008 and December 31, 2007 was as follows:

 Year Ended 12/31/08                  WSBC              WMBC              WIBC
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income           $     115,945     $     399,235    $    3,451,012
   Long-term capital gains       1,747,306               -           4,298,181
   Tax return of capital               -                 -              48,984
-------------------------------------------------------------------------------


 Year Ended 12/31/07                  WSBC              WMBC             WIBC
-------------------------------------------------------------------------------

 Distributions declared from:
   Ordinary income           $      33,344     $     362,113    $   4,294,177
   Long-term capital gains       5,034,405               -          8,544,757
-------------------------------------------------------------------------------


During the year ended December 31, 2008, the following amounts were reclassified due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss), distributions from real estate investment trusts, and return of capital distributions from securities.

Increase (decrease):                  WSBC              SMBC              WIBC
-------------------------------------------------------------------------------

Paid-in capital              $    (30,141)     $         -      $        8,532
Accumulated net realized
     gain (loss)                    2,608            2,956              94,481
Accumulated undistributed

   net investment income
     (loss)                        27,533           (2,956)           (103,013)
-------------------------------------------------------------------------------

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                      WSBC              WMBC              WIBC
-------------------------------------------------------------------------------

Undistributed ordinary income  $       -       $       7,661    $          -
Capital loss carryforward and
   post October losses         (1,233,036)      (17,594,243)      (31,047,029)
Net unrealized depreciation    (3,587,737)       (8,588,959)      (32,436,841)
-------------------------------------------------------------------------------

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

3.   Investment Adviser Fee and Other Transactions with Affiliates
     ---------------------------------------------------------------
The investment adviser fee is earned by Wright Investor Services, Inc. (Wright) as compensation for investment advisory services rendered to the Funds. For WIBC, the fee is computed at an annual rate of 0.80% of its average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For WSBC and WMBC, the fee is computed at an annual rate of 0.60% of their average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

        Fund                 Investment Adviser Fee      Effective Annual Rate
     --------------------------------------------------------------------------

        WSBC                   $  108,213                      0.60%
        WMBC                      274,083                      0.60%
        WIBC                    1,045,198                      0.80%

-------------------------------------------------------------------------------

The administrator fee is earned by Eaton Vance Management (Eaton Vance) for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC's and WMBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. For the year ended December 31, 2008, the administrator fee for WSBC, WMBC and WIBC amounted to $21,643, $54,817 and $184,837, respectively. Wright also waived and/or reimbursed expenses for WSBC and WMBC (see Note 4).

Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds' principal underwriter. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

4.   Distribution and Service Plans
    ---------------------------------
The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors' Service Distributors, Inc. (WISDI), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI. Distribution fees paid or accrued to WISDI for the year ended December 31, 2008 for WSBC, WMBC and WIBC were $45,089, $114,201, and $329,057, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the year ended December 31, 2008, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceed 1.25% of the average daily net assets of each of WSBC and WMBC through April 30, 2009. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $115,081 and $50,060 for WSBC and WMBC, respectively.

5.   Investment Transactions
    -----------------------------
Purchases and sales of investments, other than short-term obligations, were as follows:

                         Year Ended December 31, 2008
                     --------------------------------------
                     WSBC                  WMBC                   WIBC
------------------------------------------------------------------------------

   Purchases    $    13,200,747      $    26,718,651           $   108,451,665
                  ==============       ==============            ==============
   Sales        $    16,019,794      $    32,687,333           $   140,326,162
                  ==============       ==============            ==============

-------------------------------------------------------------------------------

6.   Shares of Beneficial Interest
    --------------------------------
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in Fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2008                 December 31, 2007
                                                                ----------------------           ----------------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Sold                                                            427,666    $   2,870,659         131,958   $     1,665,341
Issued to shareholders in payment of distributions declared     192,784        1,704,210         401,088         4,525,042
Redemptions                                                    (571,344)      (5,060,980)     (1,501,608)      (18,810,209)
                                                            ------------  ----------------   ------------   ----------------
Net increase (decrease)                                          49,106   $     (486,111)       (968,562)    $ (12,619,826)
                                                            ============  ================   ============   ================

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Sold                                                            604,845   $    7,164,833         393,484     $   5,670,384
Issued to shareholders in payment of distributions declared      34,851          314,669          21,159           299,544
Redemptions                                                  (1,138,917)     (13,146,997)     (1,023,623)      (14,763,956)
                                                            ------------  ----------------   ------------   ----------------
Net decrease                                                   (499,221)  $   (5,667,495)       (608,980)    $  (8,794,028)
                                                            ============  ================   ============   ================

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Sold                                                          1,072,677   $   19,169,564       4,830,446     $ 115,578,462
Issued to shareholders in payment of distributions declared     435,264        6,310,860         504,859        11,019,992
Redemptions                                                 (3,468,134)     (56,133,850)     (6,722,679)     (159,773,243)
Redemption fees                                                    -               5,847              -             53,660
                                                            ------------  ----------------   ------------   ----------------
Net decrease                                                (1,960,193)  $   (30,647,579)    (1,387,374)     $ (33,121,129)
                                                            ============  ================   ============   ================
--------------------------------------------------------------------------------------------------------------------------------


7.   Federal Income Tax Basis of Investments
    -------------------------------------------
The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2008, as determined on a federal income tax basis, were as follows:

                                                                    Year Ended December 31, 2008
                                                         ---------------------------------------------------------
                                                       WSBC                      WMBC                      WIBC
--------------------------------------------------------------------------------------------------------------------------------

 Aggregate cost                                $    16,482,496           $    40,672,768           $   100,734,836
                                               ================          ================          ================
Gross unrealized appreciation                          287,020                 1,843,681                 2,077,657
Gross unrealized depreciation                      (3,874,757)               (10,432,640)              (34,552,166)
                                               ----------------          ----------------          ----------------
Net unrealized depreciation                    $   (3,587,737)           $   (8,588,959)           $  (32,474,509)
                                               ================          ================          =================
--------------------------------------------------------------------------------------------------------------------------------


8.   Line of Credit
    ----------------
The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit is allocated among the participating funds at the end of each quarter. At December 31, 2008, WIBC had a balance outstanding pursuant to this line of credit of $244,000 at an interest rate of 1%.

The average borrowings and average interest rate for the year ended December 31, 2008 were follows:

                                WSBC             WMBC                  WIBC
-------------------------------------------------------------------------------
     Average borrowings      $ 58,598      $  143,964           $   920,667
     Average interest rate       3.0%            2.2%                  2.9%
-------------------------------------------------------------------------------


9.   Risks Associated With Foreign Investments
    ----------------------------------------------
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10.  Securities Lending Agreement
     ------------------------------
The Wright International Blue Chip Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in State Street Navigator Securities Lending Prime Portfolio (the Portfolio). The Fund earns interest on the amount invested in the Portfolio, but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund amounted to $779 for the year ended December 31, 2008. At December 31, 2008, the value of the securities loaned and the value of the collateral amounted to $1,977,119 and $2,105,799, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

11.  Fair Value Measurements
    -------------------------
The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     o Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other  significant observable  inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant  unobservable  inputs  (including  a  fund's  own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:

                                                              WSBC                    WMBC                    WIBC
                                                           -------------------------------------------------------------
                Valuation Inputs
               ---------------------------------------------------------------------------------------------------------
     Level 1    Quoted Prices                          $     12,894,759         $    32,083,809         $    68,260,327
     Level 2    Other Significant Observable Inputs               -                       -                       -
     Level 3    Significant Unobservable Inputs                   -                       -                       -
               ---------------------------------------------------------------------------------------------------------
     Total                                             $     12,894,759         $    32,083,809         $    68,260,327


The Funds held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.


WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Wright Managed Equity Trust and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund:

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (collectively, the
"Funds")(together comprising Wright Managed Equity Trust), including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2009


WRIGHT MANAGED EQUITY TRUST AS OF DECEMBER 31, 2008
------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund's fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

CAPITAL GAIN DIVIDENDS - Wright Selected Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate $1,863,310 and $4,306,699, respectively, as a capital gain dividend.

DIVIDENDS RECEIVED DEDUCTION - Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a fund's dividend distribution that qualifies under tax law. For the Wright Selected Blue Chip Equities Fund's, Wright Major Blue Chip Equities Fund's and Wright International Blue Chip Equities Fund's fiscal 2008 ordinary income dividends, 99.49%, 100% and 1.30%, respectively, qualifies for the corporate dividends received deduction.

QUALIFIED DIVIDEND INCOME - Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate approximately $177,714, $937,409 and $6,154,751, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

FOREIGN TAX CREDIT - Wright International Blue Chip Equities Fund paid foreign taxes of $595,667 and recognized foreign source income of $5,897,874.




WRIGHT TOTAL RETURN BOND FUND (WTRB)
------------------------------------------------------
Portfolio of Investments - As of December 31, 2008

Face                                                                  Coupon        Maturity
Amount            Description                                          Rate           Date           Value
---------------------------------------------------------------------------------------------------------------------------


ASSET-BACKED SECURITIES - 1.4%
$      155,000    AEP Texas Central Transition Funding LLC,
                    Series 2006-A, Class A2                            4.980%        07/01/13     $    153,565
       180,000    PSE&G Transition Funding LLC,
                    Series 2001-1, Class A7                            6.750%        06/15/16          183,012
                                                                                                   ------------
Total Asset-Backed Securities (identified cost, $348,198)                                         $    336,577
                                                                                                   ------------


COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.8%
$      220,000    Citigroup Commercial Mortgage Trust,
                    Series 2004-C2, Class A5                           4.733%        10/15/41     $    181,777
       285,000    CS First Boston Mortgage Securities Corp.,
                    Series 2003-C3, Class A5                           3.936%        05/15/38          243,081
       330,000    JP Morgan Chase Commercial Mortgage Securities Corp.,
                    Series 2004-C3, Class A5                           4.878%        01/15/42          265,413
       265,000    Lehman Brothers UBS, Series 2006-C6, Class A4        5.372%        09/15/39          208,691
       270,000    Merrill Lynch Mortgage Trust,
                    Series 2005-LC1 Class A4                           5.291% (1)    01/12/44          222,275
       420,000    Merrill Lynch/Countrywide Commercial Mortgage Trust,
                  Series 2006-2, Class A4                              5.909% (1)    06/12/46          337,839
       126,645    Salomon Brothers Mortgage Securities VII, Series 2002-KEY2,
                     Class A2                                          4.467%        03/18/36          118,091
                                                                                                     -----------
Total Commercial Mortgage-Backed Securities (identified cost, $1,888,442)                          $ 1,577,167
                                                                                                     -----------


NON-AGENCY MORTGAGE-BACKED SECURITIES - 1.3%
$      238,491    First Horizon Alternative Mortgage Securities,
                    Series 2005-AA10, Class 1A2                        5.707% (1)    12/25/35      $    71,425
       367,643    First Horizon Asset Securities Inc,
                    Series 2007-AR2, Class 1A1                         5.846% (1)    06/25/37          239,778
                                                                                                     ------------
Total Non-Agency Mortgage-Backed Securities (identified cost, $606,134)                            $   311,203
                                                                                                     ------------


CORPORATE BONDS - 31.9%

AEROSPACE -- 0.5%
-----------------
$      115,000    Lockheed Martin Corp.                                8.200%        12/01/09      $   119,520

BANKS & MISCELLANEOUS FINANCIAL-- 3.7%
--------------------------------------
$       60,000    American Express Credit Corp.                        7.300%        08/20/13      $    61,475
       250,000    Capital One Bank USA NA                              2.278% (1)    02/23/09          249,016
       110,000    Credit Suisse USA, Inc.                              6.125%        11/15/11          111,177
       235,000    HSBC Finance Corp.                                   6.375%        10/15/11          231,350
       200,000    Royal Bank of Scotland Group PLC                     7.648% (1)    08/31/49           96,845
       110,000    Wells Fargo & Co.                                    4.375%        01/31/13          107,813

CABLE TV-- 0.9%
---------------
$      100,000    Comcast Cable Communications Holdings                5.875%        02/15/18      $    94,924
       125,000    Time Warner, Inc.                                    5.875%        11/15/16          112,231

COMMUNICATIONS EQUIPMENT-- 0.5%
-------------------------------
$      140,000    Harris Corp.                                         5.000%        10/01/15      $   116,490

COMPUTERS & PERIPHERALS-- 0.5%
------------------------------
$      105,000    International Business Machines Corp.                7.625%        10/15/18      $   126,141

DIVERSIFIED FINANCIALS-- 7.9%
-----------------------------
$      240,000    Ameriprise Financial, Inc.                           5.350%        11/15/10      $   216,366
       115,000    Bank of America Corp.                                5.650%        05/01/18          115,890
       125,000    Bear Stearns Cos. Inc. (The)                         4.550%        06/23/10          124,858
        75,000    CIT Group, Inc.                                      7.625%        11/30/12           63,363
       115,000    Citigroup, Inc.                                      6.125%        11/21/17          116,410
       110,000    Daimler Finance North America LLC                    6.500%        11/15/13           85,885
       225,000    General Electric Capital Corp.                       6.750%        03/15/32          239,945
        90,000    Genworth Global Funding Trusts                       5.200%        10/08/10           71,098
       235,000    Goldman Sachs Group, Inc. (The)                      6.150%        04/01/18          226,216
       245,000    International Lease Finance Corp.                    5.875%        05/01/13          163,705
       125,000    Merrill Lynch & Co., Inc.                            6.050%        05/16/16          117,104
       100,000    Morgan Stanley                                       5.300%        03/01/13           90,771
       210,000    National Rural Utilities Cooperative Finance Corp.   7.250%        03/01/12          216,372

ELECTRIC UTILITIES-- 3.0%
-------------------------
$      115,000    American Electric Power                              5.250%        06/01/15      $  106,284
       110,000    Consolidated Edison Co. of New York, Inc.            7.125%        12/01/18         118,492
        90,000    Dominion Resources, Inc.                             6.300%        03/15/33          81,130
       100,000    Duke Cap Corp.                                       7.500%        10/01/09          99,201
       115,000    FPL Group Capital Inc.                               7.300% (1)    09/01/67          64,485
        50,000    Pacific Gas & Electric Co.                           8.250%        10/15/18          60,178
       115,000    PSI Energy, Inc.                                     5.000%        09/15/13         109,123
        60,000    Public Service Electric & Gas Co.                    5.300%        05/01/18          58,384
FOOD - RETAIL-- 0.7%
--------------------
$      115,000    Kraft Foods, Inc.                                    6.000%        02/11/13     $  116,971
        50,000    Safeway, Inc.                                        6.500%        03/01/11         50,172
FOOD, BEVERAGE & TOBACCO-- 1.8%
-------------------------------
$       55,000    Altria Group, Inc.                                   9.700%        11/10/18     $   59,541
        55,000    Diageo Capital PLC                                   7.375%        01/15/14         58,650
        55,000    General Mills, Inc.                                  6.000%        02/15/12         57,096
       100,000    PepsiCo, Inc.                                        7.900%        11/01/18        122,784
       105,000    Philip Morris International, Inc.                    6.875%        03/17/14        110,463

INFORMATION TECHNOLOGY-- 0.9%
-----------------------------
$      195,000    Oracle Corp.                                         5.000%        01/15/11      $ 200,357

INSURANCE -- 2.0%
--------------------
$      130,000    Fund American Cos., Inc.                             5.875%        05/15/13      $  94,697
       125,000    MetLife, Inc.                                        5.000%        06/15/15        117,244
       130,000    PartnerRe Finance II                                 6.440% (1)    12/01/66         51,737
       200,000    St. Paul Travelers                                   5.500%        12/01/15        191,917

MEDICAL -- 2.1%
-------------------
$      245,000    Bristol-Myers Squibb Co.                             5.875%        11/15/36      $ 261,463
       115,000    WellPoint, Inc.                                      5.875%        06/15/17        104,834
       115,000    Wyeth                                                5.500%        02/01/14        116,944

MINING -- 0.3%
------------------
$       80,000    Barrick Gold Financeco LLC                           6.125%        09/15/13      $  75,933

OIL & GAS-- 2.8%
----------------
$      105,000    Baker Hughes, Inc.                                   7.500%        11/15/18      $ 116,616
       110,000    Canadian Natural Resources, Ltd.                     5.700%        05/15/17         96,087
       120,000    EnCana Corp.                                         5.900%        12/01/17        100,281
        80,000    Halliburton Co.                                      6.700%        09/15/38         86,828
       100,000    Sempra Energy                                        6.000%        02/01/13         96,089
       170,000    TransCanada Pipelines, Ltd.                          6.500%        08/15/18        167,074

RETAIL -- 0.5%
----------------
$      120,000    Home Depot, Inc.                                     5.200%        03/01/11      $ 116,741

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 0.7%
-----------------------------------------
$      165,000    Applied Materials, Inc.                              7.125%        10/15/17      $ 152,342

TELECOMMUNICATIONS -- 2.6%
-----------------------------
$       95,000    AT&T Wireless Services, Inc.                         7.875%        03/01/11      $  98,397
        70,000    British Telecom PLC                                  9.125%        12/15/30         74,588
       100,000    Deutsche Telekom International Finance BV            8.000%        06/15/10        103,042
       120,000    France Telecom SA                                    7.750%        03/01/11        126,339
       175,000    Verizon Global Funding Corp.                         7.750%        12/01/30        194,593

TRANSPORTATION -- 0.5%
------------------------
$      125,000    Burlington Northern Santa Fe Corp.                   5.650%        05/01/17      $ 120,218
                                                                                                  ------------

Total Corporate Bonds (identified cost, $7,903,739)                                              $ 7,412,280
                                                                                                  ------------


U.S. GOVERNMENT INTERESTS - 56.5%

AGENCY MORTGAGE-BACKED SECURITIES-- 44.2%
-----------------------------------------
$      243,144    FHLMC Gold Pool #A32600                              5.500%        05/01/35     $  249,233
        65,536    FHLMC Gold Pool #C01646                              6.000%        09/01/33         67,741
        45,564    FHLMC Gold Pool #C27663                              7.000%        06/01/29         47,968
       146,244    FHLMC Gold Pool #C47318                              7.000%        09/01/29        155,064
       555,206    FHLMC Gold Pool #C55780                              6.000%        01/01/29        576,743
       352,059    FHLMC Gold Pool #C66878                              6.500%        05/01/32        367,406
       239,977    FHLMC Gold Pool #C91046                              6.500%        05/01/27        249,631
        83,550    FHLMC Gold Pool #D66753                              6.000%        10/01/23         85,380
        14,220    FHLMC Gold Pool #E00903                              7.000%        10/01/15         14,916
       345,702    FHLMC Gold Pool #G01035                              6.000%        05/01/29        358,248
       252,230    FHLMC Gold Pool #G02478                              5.500%        12/01/36        258,507
       290,469    FHLMC Gold Pool #H19018                              6.500%        08/01/37        299,546
       243,017    FHLMC Gold Pool #K30262                              5.000%        11/01/47        238,129
       134,242    FHLMC Gold Pool #N30514                              5.500%        11/01/28        138,853
       365,812    FHLMC Gold Pool #P00024                              7.000%        09/01/32        379,609
        59,833    FHLMC Gold Pool #P50031                              7.000%        08/01/18         62,787
        50,719    FHLMC Gold Pool #P50064                              7.000%        09/01/30         53,224
       127,256    FHLMC Pool #1B1291                                   4.998% (1)    11/01/33        127,700
       554,647    FHLMC Pool #1G0233                                   5.001% (1)    05/01/35        559,882
       123,554    FHLMC Pool #781071                                   5.183% (1)    11/01/33        122,850
        98,222    FHLMC Pool #781804                                   5.056% (1)    07/01/34         98,620
        49,606    FHLMC Pool #781884                                   5.141% (1)    08/01/34         50,236
       117,995    FHLMC Pool #782862                                   5.002% (1)    11/01/34        122,661
       301,343    FHLMC Series 1983 Z                                  6.500%        12/15/23        300,972
       283,696    FHLMC Series 2044 PE                                 6.500%        04/15/28        301,516
       130,170    FNMA Pool #253057                                    8.000%        12/01/29        137,900
        40,516    FNMA Pool #254845                                    4.000%        07/01/13         41,242
        40,423    FNMA Pool #254863                                    4.000%        08/01/13         41,002
        24,530    FNMA Pool #479477                                    6.000%        01/01/29         25,427
        28,014    FNMA Pool #489357                                    6.500%        03/01/29         29,323
        26,112    FNMA Pool #535332                                    8.500%        04/01/30         28,258
       190,843    FNMA Pool #545407                                    5.500%        01/01/32        196,577
        45,398    FNMA Pool #545782                                    7.000%        07/01/32         48,192
        38,697    FNMA Pool #597396                                    6.500%        09/01/31         40,505
       557,340    FNMA Pool #725515                                    5.000%        04/01/19        574,396
        64,823    FNMA Pool #725866                                    4.500%        09/01/34         65,878
       162,897    FNMA Pool #727374                                    4.000%        08/01/18        167,195
       163,826    FNMA Pool #738630                                    5.500%        11/01/33        168,363
       396,081    FNMA Pool #745467                                    5.770% (1)    04/01/36        406,193
       557,999    FNMA Pool #745755                                    5.000%        12/01/35        570,926
       197,963    FNMA Pool #747529                                    4.500%        10/01/33        201,310
       691,054    FNMA Pool #781893                                    4.500%        11/01/31        707,875
        69,614    FNMA Pool #809888                                    4.500%        03/01/35         70,704
       149,132    FNMA Pool #906455                                    5.978% (1)    01/01/37        152,603
       155,883    GNMA II Pool #2630                                   6.500%        08/20/28        164,115
         7,071    GNMA II Pool #2909                                   8.000%        04/20/30          7,509
        17,880    GNMA II Pool #2972                                   7.500%        09/20/30         18,883
         6,341    GNMA II Pool #2973                                   8.000%        09/20/30          6,734
        70,705    GNMA II Pool #3095                                   6.500%        06/20/31         74,478
       199,545    GNMA Pool #374892                                    7.000%        02/15/24        211,516
        44,356    GNMA Pool #376400                                    6.500%        02/15/24         46,484
        67,138    GNMA Pool #379982                                    7.000%        02/15/24         71,165
       198,012    GNMA Pool #393347                                    7.500%        02/15/27        209,896
        72,367    GNMA Pool #410081                                    8.000%        08/15/25         77,016
        36,026    GNMA Pool #427199                                    7.000%        12/15/27         38,184
        16,876    GNMA Pool #436214                                    6.500%        02/15/13         17,793
       101,886    GNMA Pool #448490                                    7.500%        03/15/27        108,001
        51,971    GNMA Pool #458762                                    6.500%        01/15/28         54,634
        72,952    GNMA Pool #460726                                    6.500%        12/15/27         76,631
        26,606    GNMA Pool #463839                                    6.000%        05/15/13          28,08
        16,258    GNMA Pool #488924                                    6.500%        11/15/28         17,091
        15,750    GNMA Pool #510706                                    8.000%        11/15/29         16,808
        77,285    GNMA Pool #581536                                    5.500%        06/15/33         79,887

U.S. GOVERNMENT AGENCIES-- 5.9%
-------------------------------
$      225,000    Citigroup, Inc. (FDIC guaranteed)                    2.875%        12/09/11    $   232,176
       150,000    Federal Home Loan Bank                               5.000%        11/17/17        172,289
       325,000    Federal National Mortgage Association                3.250%        04/09/13        338,988
       200,000    Federal National Mortgage Association                6.250%        05/15/29        273,957
       110,000    JPMorgan Chase & Co. (FDIC guaranteed)               3.125%        12/01/11        114,358
       220,000    Regions Bank (FDIC guaranteed)                       3.250%        12/09/11        229,039

U.S. TREASURIES-- 6.4%
----------------------
$      815,000    U.S. Treasury Notes                                  3.500%        02/15/10    $   844,226
       625,000    U.S. Treasury Strip                                  0.000%        02/15/18        480,850
       275,000    U.S. Treasury Strip                                  0.000%        02/15/27        156,722
                                                                                                ------------
Total U.S. Government Interests (identified cost, $12,707,529)                                   $13,128,803
                                                                                                ------------


TOTAL INVESTMENTS (identified cost, $23,454,042)-- 97.9%                                         $22,766,030
OTHER ASSETS, LESS LIABILITIES-- 2.1%                                                                496,373
                                                                                                ------------

NET ASSETS-- 100.0%                                                                              $23,262,403
                                                                                                ============


Industry classifications included in the Portfolio of Investments are unaudited.

FHLMC - Federal Home Loan Mortgage Corporation; FNMA - Federal National Mortgage
Association; GNMA - Government National Mortgage Association
(1) Adjustable rate security. Rate shown is the rate at December 31, 2008.

See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 2008
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $23,454,042) (Note 1A)     $ 22,766,030
  Cash                                              266,114
  Receivable for fund shares sold                    12,102
  Receivable from affiliates                         25,118
  Interest receivable                               206,147
  Other assets                                      180,390
                                               ------------
   Total assets                                $ 23,455,901
                                               ------------

LIABILITIES:
  Payable for investments purchased            $    146,979
  Payable for fund shares reacquired                  4,351
  Distributions payable                              16,308
  Payable to affiliate for distribution expenses        478
  Accrued expenses and other liabilities             25,382
                                               ------------
   Total liabilities                           $    193,498
                                               ------------
NET ASSETS                                     $ 23,262,403
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 26,109,560
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (2,142,837)
  Unrealized appreciation (depreciation)
   of investments(computed on the basis of
   identified cost)                               (688,012)
  Accumulated distributions in excess of
   net investment income                           (16,308)
                                               ------------
  Net assets applicable to outstanding shares  $ 23,262,403
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING                                     1,940,235
                                               ============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST                          $      11.99
                                               ============





                      STATEMENT OF OPERATIONS

                For the Year Ended December 31, 2008
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
   Interest income                             $  1,278,987
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)             $    105,943
   Administrator fee (Note 3)                        16,480
   Compensation of Trustees who are not employees
    of the investment adviser or administrator       19,420
   Custodian fee (Note 1F)                           65,754
   Distribution expenses (Note 4)                    58,857
   Transfer and dividend disbursing agent fees       18,178
   Printing                                           2,834
   Interest expense                                   2,100
   Shareholder communications                         1,322
   Audit services                                    28,436
   Legal services                                     5,908
   Registration costs                                22,663
   Miscellaneous                                      8,927
                                               ------------
    Total expenses                             $    356,822
                                               ------------

  Deduct -
   Waiver and/or reimbursement by the principal
   underwriter and/or investment adviser
   (Note 3 and 4)                              $  (189,917)
   Reduction of custodian fee (Note 1F)             (2,052)
                                               ------------
    Total deductions                           $  (191,969)
                                               ------------
    Net expenses                               $    164,853
                                               ------------
    Net investment income                      $  1,114,134
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)                     $    224,053
  Net change in unrealized appreciation
   (depreciation) on investments               $  (922,629)
                                               ------------
  Net realized and unrealized loss
   on investments                              $  (698,576)
                                               ------------
  Net increase in net assets from operations   $    415,558
                                               ============


See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                     --------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2008                  2007
---------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $   1,114,134          $   1,258,878
     Net realized gain (loss) on investment transactions                                   224,053               (96,499)
     Net change in unrealized appreciation (depreciation) on investments                 (922,629)                300,776
                                                                                     --------------         --------------
       Net increase in net assets from operations                                    $     415,558          $   1,463,155
                                                                                     --------------         --------------
   Distributions to shareholders (Note 2) -
     From net investment income                                                      $ (1,166,826)          $ (1,291,075)
                                                                                     --------------         --------------
       Total distributions                                                           $ (1,166,826)          $ (1,291,075)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $   (975,127)          $ (6,049,001)
                                                                                     --------------         --------------
       Net decrease in net assets                                                    $ (1,726,395)          $ (5,876,921)

NET ASSETS:
   At beginning of year                                                                 24,988,798             30,865,719
                                                                                     --------------         --------------
   At end of year                                                                    $  23,262,403          $  24,988,798
                                                                                     ==============         ==============

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
   INCOME INCLUDED IN NET ASSETS AT END OF YEAR                                      $    (16,308)          $    (10,011)
                                                                                     ==============         ==============

See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)       2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $ 12.390     $  12.290    $  12.430    $  12.770     $ 12.870
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                   $  0.573     $   0.558    $   0.483    $   0.465     $  0.453
   Net realized and unrealized gain (loss)                      (0.373)        0.115       (0.082)      (0.271)      (0.011)
                                                              ---------    ---------    ---------    ---------     ---------
     Total income from investment operations                  $  0.200     $   0.673    $   0.401    $   0.194     $  0.442
                                                              ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:
   From net investment income                                 $ (0.600)    $  (0.573)   $  (0.541)   $  (0.534)    $ (0.542)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions                                      $ (0.600)    $  (0.573)   $  (0.541)   $  (0.534)    $ (0.542)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year                                  $ 11.990     $  12.390    $  12.290    $  12.430     $ 12.770
                                                              =========    =========    =========    =========     =========

TOTAL RETURN(2)                                                  1.69%         5.64%        3.34%        1.54%        3.52%

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of year (000 omitted)                      $  23,262    $  24,989    $  30,866    $  41,288     $ 38,213
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                0.71%         0.87%        0.99%        0.98%        0.96%
     Net expenses after custodian fee reduction                  0.70%         0.85%        0.95%        0.95%        0.95%
     Net investment income                                       4.73%         4.56%        3.96%        3.66%        3.58%
   Portfolio turnover rate                                        125%          119%          90%          86%          64%

--------------------------------------------------------------------------------------------------------------------------------


(1) For the years ended  December  31,  2008,  2007,  2006,  2005 and 2004, the
operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
                                                           ------------------------------------------------------------------

     Net investment income per share                          $  0.475     $   0.490    $   0.453    $   0.439     $  0.429
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average daily net assets):

         Expenses                                                1.52%         1.41%        1.23%        1.18%        1.18%
                                                              =========    =========    =========    =========     =========
         Expenses after custodian fee reduction                  1.51%         1.38%        1.19%        1.15%        1.17%
                                                              =========    =========    =========    =========     =========
         Net investment income                                   3.93%         4.03%        3.72%        3.46%        3.36%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - AS OF DECEMBER 31, 2008

Face                                                                    Coupon        Maturity
Amount            Description                                            Rate           Date           Value
--------------------------------------------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES -- 3.2%
$   240,917       Bear Stearns Adj. Rate Mortgage Trust,
                    Series 2003-4, Class 3A1                             4.960%(1)     07/25/33   $   191,676
    729,434       Chase Mortgage Finance Corporation,
                    Series 2003-S13, Class A16                           5.000%        11/25/33       687,389
    462,697       Countrywide Home Loans, Series 2006-J1, Class 3A1      6.000%        02/25/36       357,929
                                                                                                  ------------
Total Non-Agency Mortgage-Backed Securities (identified cost $1,374,142) - 3.2%                    $1,236,994
                                                                                                  ------------

AGENCY MORTGAGE-BACKED SECURITIES -- 94.9%
$    38,950       FHLMC Gold Pool #C00548                                7.000%       08/01/27      $   41,004
    118,360       FHLMC Gold Pool #C00778                                7.000%       06/01/29         124,605
    180,655       FHLMC Gold Pool #C47318                                7.000%       09/01/29         191,550
    354,274       FHLMC Gold Pool #C90580                                6.000%       09/01/22         366,956
     75,689       FHLMC Gold Pool #D81642                                7.500%       08/01/27          79,960
    152,318       FHLMC Gold Pool #D82572                                7.000%       09/01/27         160,350
     85,557       FHLMC Gold Pool #E00678                                6.500%       06/01/14          88,393
     89,382       FHLMC Gold Pool #E00721                                6.500%       07/01/14          92,362
     89,015       FHLMC Gold Pool #E81704                                8.500%       05/01/15         102,288
    475,331       FHLMC Gold Pool #E88471                                7.500%       01/01/17         499,268
    134,264       FHLMC Gold Pool #E90181                                6.500%       06/01/17         139,519
     95,596       FHLMC Gold Pool #G00812                                6.500%       04/01/26         100,301
    662,105       FHLMC Gold Pool #G02478                                5.500%       12/01/36         678,582
    198,919       FHLMC Pool #2176 OJ                                    7.000%       08/15/29         208,253
    110,276       FHLMC Pool #2201 C                                     8.000%       11/15/29         116,699
    241,457       FHLMC Pool #2259 ZM                                    7.000%       10/15/30         254,033
    218,385       FHLMC Pool #2410 NG                                    6.500%       02/15/32         228,870
    232,686       FHLMC Pool #2457 PE                                    6.500%       06/15/32         241,997
     84,706       FHLMC Pool #845830                                     5.738%(1)    07/01/24          85,518
    338,649       FHLMC Series 15                                        7.000%       07/25/23         357,061
    759,454       FNMA Pool #252034                                      7.000%       09/01/28         805,366
     15,386       FNMA Pool #254227                                      5.000%       02/01/09          15,331
     92,205       FNMA Pool #254305                                      6.500%       05/01/22          96,371
     14,594       FNMA Pool #254505                                      5.000%       11/01/09          14,640
    315,643       FNMA Pool #254588                                      6.000%       12/01/22         326,688
    151,614       FNMA Pool #255068                                      6.000%       01/01/24         156,819
    539,239       FNMA Pool #255958                                      5.000%       10/01/35         536,482
  1,034,186       FNMA Pool #256600                                      5.500%       02/01/27       1,062,911
    223,879       FNMA Pool #313953                                      7.000%       12/01/17         237,164
    174,417       FNMA Pool #532204                                      7.000%       02/01/20         184,616
     86,478       FNMA Pool #535131                                      6.000%       03/01/29          89,644
    123,509       FNMA Pool #535817                                      7.000%       04/01/31         130,722
    112,191       FNMA Pool #545133                                      6.500%       12/01/28         117,704
    441,861       FNMA Pool #673315                                      5.500%       11/01/32         454,583
    802,199       FNMA Pool #725419                                      4.500%       10/01/33         815,759
    235,836       FNMA Pool #727374                                      4.000%       08/01/18         242,058
     62,575       FNMA Pool #733750                                      6.310%       10/01/32           65,06
    546,876       FNMA Pool #735861                                      6.500%       09/01/33         572,425
    264,346       FNMA Pool #745630                                      5.500%       01/01/29         273,940
    339,877       FNMA Pool #801357                                      5.500%       08/01/34         349,663
    415,586       FNMA Pool #871394                                      7.000%       04/01/21         433,811
    453,729       FNMA Pool #888129                                      5.500%       02/01/37         465,730
    672,007       FNMA Pool #888339                                      4.500%       04/01/37         682,527
    661,172       FNMA Series 2000-T6, Class A1                          7.500%       06/25/30         686,702
  1,218,091       FNMA Series 2002-T4, Class A2                          7.000%       12/25/41       1,255,688
    288,159       FNMA Series 2003-W3, Class 2A5                         5.356%       06/25/42         290,699
    389,915       FNMA Series G93-5, Class Z                             6.500%       02/25/23         413,484
    106,217       GNMA I Pool #448970                                    8.000%       08/15/27         113,437
    449,014       GNMA I Pool #487108                                    6.000%       04/15/29         465,848
    728,805       GNMA I Pool #675363                                    6.000%       01/15/35         753,510
    305,184       GNMA I Pool #780492                                    7.000%       09/15/24         323,885
      3,091       GNMA II Pool #1596                                     9.000%       04/20/21           3,298
     41,168       GNMA II Pool #2268                                     7.500%       08/20/26          43,493
    133,490       GNMA II Pool #2442                                     6.500%       06/20/27         140,522
      4,688       GNMA II Pool #2855                                     8.500%       12/20/29           5,055
    247,950       GNMA II Pool #3284                                     5.500%       09/20/32         255,744
    527,207       GNMA II Pool #3388                                     4.500%       05/20/33         533,072
    116,656       GNMA II Pool #3401                                     4.500%       06/20/33         117,953
     95,270       GNMA II Pool #3484                                     3.500%       09/20/33          88,270
    174,220       GNMA II Pool #3554                                     4.500%       05/20/34         176,258
    919,901       GNMA II Pool #3556                                     5.500%       05/20/34         947,797
    504,007       GNMA II Pool #3689                                     4.500%       03/20/35         510,125
  2,124,067       GNMA II Pool #3747                                     5.000%       08/20/35       2,181,125
    355,304       GNMA II Pool #4149                                     7.500%       05/20/38         369,172
  1,000,000       GNMA II pool #4308                                     5.000%       12/20/38       1,005,000
    112,020       GNMA II Pool #601135                                   6.310%       09/20/32         117,514
    128,281       GNMA II Pool #601255                                   6.310%       01/20/33         134,136
    109,042       GNMA II Pool #608120                                   6.310%       01/20/33         114,019
    475,684       GNMA II Pool #648541                                   6.000%       10/20/35         489,988
  2,087,896       GNMA II Pool #696908                                   4.500%       07/20/38       2,110,754
     27,261       GNMA II Pool #723                                      7.500%       01/20/23          28,794
     89,265       GNMA II Pool #81161                                    5.500%       11/20/34          89,037
      1,487       GNMA Pool #176992                                      8.000%       11/15/16           1,589
      2,144       GNMA Pool #177784                                      8.000%       10/15/16           2,290
     10,517       GNMA Pool #192357                                      8.000%       04/15/17          11,253
      9,018       GNMA Pool #194057                                      8.500%       04/15/17           9,653
      2,267       GNMA Pool #194287                                      9.500%       03/15/17           2,461
      1,199       GNMA Pool #196063                                      8.500%       03/15/17           1,283
      6,517       GNMA Pool #211231                                      8.500%       05/15/17           6,975
      1,246       GNMA Pool #212601                                      8.500%       06/15/17           1,333
      1,712       GNMA Pool #220917                                      8.500%       04/15/17           1,833
      6,320       GNMA Pool #223348                                     10.000%       08/15/18           7,032
      5,571       GNMA Pool #228308                                     10.000%       01/15/19           6,197
      2,614       GNMA Pool #230223                                      9.500%       04/15/18           2,843
      3,370       GNMA Pool #251241                                      9.500%       06/15/18           3,666
      3,727       GNMA Pool #260999                                      9.500%       09/15/18           4,054
      5,276       GNMA Pool #263439                                     10.000%       02/15/19           5,853
      1,371       GNMA Pool #265267                                      9.500%       08/15/20           1,494
      1,683       GNMA Pool #266983                                     10.000%       02/15/19           1,867
        776       GNMA Pool #286556                                      9.000%       03/15/20             832
      3,581       GNMA Pool #301366                                      8.500%       06/15/21           3,831
      4,506       GNMA Pool #302933                                      8.500%       06/15/21           4,822
     10,610       GNMA Pool #308792                                      9.000%       07/15/21          11,362
      1,846       GNMA Pool #314222                                      8.500%       04/15/22           1,975
      3,375       GNMA Pool #315187                                      8.000%       06/15/22           3,591
     10,955       GNMA Pool #315754                                      8.000%       01/15/22          11,653
     25,626       GNMA Pool #319441                                      8.500%       04/15/22          27,411
      7,764       GNMA Pool #325165                                      8.000%       06/15/22           8,259
      9,006       GNMA Pool #335950                                      8.000%       10/15/22           9,580
    170,409       GNMA Pool #346987                                      7.000%       12/15/23         180,927
     74,062       GNMA Pool #352001                                      6.500%       12/15/23          77,294
     27,032       GNMA Pool #352110                                      7.000%       08/15/23          28,700
     48,993       GNMA Pool #368238                                      7.000%       12/15/23          52,016
     48,503       GNMA Pool #372379                                      8.000%       10/15/26          51,642
     58,372       GNMA Pool #396537                                      7.490%       03/15/25          61,903
     43,589       GNMA Pool #399726                                      7.490%       05/15/25          46,226
    133,104       GNMA Pool #399788                                      7.490%       09/15/25         141,156
     29,432       GNMA Pool #399958                                      7.490%       02/15/27          31,190
     31,757       GNMA Pool #399964                                      7.490%       04/15/26          33,668
     62,956       GNMA Pool #410215                                      7.500%       12/15/25          66,781
      7,345       GNMA Pool #414736                                      7.500%       11/15/25           7,791
     37,141       GNMA Pool #420707                                      7.000%       02/15/26          39,358
     20,276       GNMA Pool #421829                                      7.500%       04/15/26          21,502
     11,277       GNMA Pool #431036                                      8.000%       07/15/26          12,007
     14,678       GNMA Pool #431612                                      8.000%       11/15/26          15,628
     29,381       GNMA Pool #438004                                      7.490%       11/15/26          31,149
      8,484       GNMA Pool #442190                                      8.000%       12/15/26           9,033
     14,844       GNMA Pool #449176                                      6.500%       07/15/28          15,605
     33,215       GNMA Pool #462623                                      6.500%       03/15/28          34,917
    289,594       GNMA Pool #471369                                      5.500%       05/15/33         299,344
     27,941       GNMA Pool #475149                                      6.500%       05/15/13          29,458
    138,597       GNMA Pool #489377                                      6.375%       03/15/29         145,203
     37,920       GNMA Pool #524811                                      6.375%       09/15/29          39,728
     29,356       GNMA Pool #538314                                      7.000%       02/15/32          30,876
    285,564       GNMA Pool #595606                                      6.000%       11/15/32         295,734
     33,431       GNMA Pool #602377                                      4.500%       06/15/18          34,762
     38,435       GNMA Pool #603377                                      4.500%       01/15/18          39,965
    175,543       GNMA Pool #609452                                      4.000%       08/15/33         172,870
    205,555       GNMA Pool #616829                                      5.500%       01/15/25         217,510
    471,694       GNMA Pool #624600                                      6.150%       01/15/34         489,091
    107,947       GNMA Pool #640940                                      5.500%       05/15/35         111,480
     97,397       GNMA Pool #658267                                      6.500%       02/15/22         102,670
     50,451       GNMA Pool #780429                                      7.500%       09/15/26          53,509
    172,954       GNMA Pool #780977                                      7.500%       12/15/28         183,385
    443,413       GNMA Pool #781120                                      7.000%       12/15/29         469,478
  1,180,054       GNMA Series 1999-4, Class 2B                           6.000%       02/20/29       1,218,109
    423,158       GNMA Series 2000-14, Class PD                          7.000%       02/16/30         448,195
    762,690       GNMA Series 2001-2, Class GD                           7.500%       07/20/28         818,798
    375,495       GNMA Series 2001-4, Class PM                           6.500%       03/20/31         393,461
    466,714       GNMA Series 2002-22, Class GF                          6.500%       03/20/32         488,836
    318,796       GNMA Series 2002-40, Class UK                          6.500%       06/20/32         333,953
    254,686       GNMA Series 2002-45, Class QE                          6.500%       06/20/32         266,676
  1,800,830       GNMA Series 2002-47, Class PG                          6.500%       07/16/32       1,886,931
    209,641       GNMA Series 2002-7, Class PG                           6.500%       01/20/32         225,924
    366,038       Vendee Mortgage Trust, Series 1998-1, Class 2E         7.000%       09/15/27         383,681
    452,019       Vendee Mortgage Trust, Series 1996-1, Class 1Z         6.750%       02/15/26         476,903
                                                                                                  ------------
Total Agency Mortgage-Backed Securities (identified cost $35,269,675)-- 94.9%                      $36,821,980
                                                                                                  ------------

TOTAL INVESTMENTS (identified cost $36,643,817)-- 98.1%                                            $38,058,974

OTHER ASSETS, LESS LIABILITIES-- 1.9%                                                                  747,235
                                                                                                  ------------
NET ASSETS-- 100.0%                                                                                $38,806,209
                                                                                                  ============


Industry classifications included in the Portfolio of Investments are unaudited.

FHLMC - Federal Home Loan Mortgage Corporation;  FNMA - Federal National Mortgage Association;  GNMA - Government National
Mortgage Association

(1) Adjustable rate security. Rate shown is the rate at period end.

See notes to financial statements



WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


              STATEMENT OF ASSETS AND LIABILITIES

                       December 31, 2008
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $36,643,817) (Note 1A)     $ 38,058,974
  Cash                                              567,368
  Receivable for fund shares sold                    64,692
  Receivable from affiliates                          7,119
  Interest receivable                               189,801
  Other assets                                        2,840
                                               ------------
   Total assets                                $ 38,890,794
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired           $      5,627
  Distributions payable                              52,131
  Accrued expenses and other liabilities             26,827
                                               ------------
   Total liabilities                           $     84,585
                                               ------------
NET ASSETS                                     $ 38,806,209
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital                              $ 38,769,198
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (1,497,882)
  Unrealized appreciation of investments
   (computed on the basis of identified cost)     1,415,157
  Accumulated undistributed net
    investment income                               119,736
                                               ------------
  Net assets applicable to outstanding shares  $ 38,806,209
                                               ============


  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING                                    3,999,928
                                                ============

  NET ASSET VALUE, OFFERING PRICE, AND
   REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST                         $       9.70
                                               =============


                     STATEMENT OF OPERATIONS

               For the Year Ended December 31, 2008
-----------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C)
  Interest income                              $  2,221,982
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)             $    178,144
   Administrator fee (Note 3)                        35,629
   Compensation of Trustees who are not employees
    of the investment adviser or administrator       19,426
   Custodian fee (Note 1F)                           63,405
   Distribution expenses (Note 4)                    98,969
   Transfer and dividend disbursing agent fees       21,727
   Printing                                           3,660
   Interest expense                                   2,138
   Shareholder communications                         1,534
   Audit services                                    28,966
   Legal services                                     6,296
   Registration costs                                22,321
   Miscellaneous                                      9,278
                                               ------------
    Total expenses                             $    491,493
                                               ------------

  Deduct -
   Waiver and/or reimbursement by the principal
    underwriter and/or investment adviser
    (Note 3 and 4)                             $  (111,340)
   Reduction of custodian fee (Note 1F)             (4,073)
                                               ------------
    Total deductions                           $  (115,413)
                                               ------------
    Net expenses                               $    376,080
                                               ------------
    Net investment income                      $  1,845,902
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investment transactions
    (identified cost basis)                    $   (20,196)
   Net change in unrealized appreciation
     (depreciation)on investments                   476,154
                                               ------------

   Net realized and unrealized gain
    on investments                             $    455,958
                                               ------------

   Net increase in net assets from operations  $  2,301,860
                                               ============

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                   ---------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2008                  2007
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income                                                           $   1,845,902          $   1,897,291
     Net realized loss on investment transactions                                         (20,196)              (186,065)
     Net change in unrealized appreciation (depreciation) on investments                   476,154                512,985
                                                                                     --------------         --------------
       Net increase in net assets from operations                                    $   2,301,860          $   2,224,211
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2)
     From net investment income                                                      $ (1,894,445)          $ (1,853,630)
     From net realized gain                                                                   -                  (36,891)
                                                                                     --------------         --------------
       Total distributions                                                           $ (1,894,445)          $ (1,890,521)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 6)                  $ (1,300,367)          $ (1,108,939)
                                                                                     --------------         --------------
   Net decrease in net assets                                                        $   (892,952)          $   (775,249)

NET ASSETS:
   At beginning of year                                                                 39,699,161             40,474,410
                                                                                     --------------         --------------
   At end of year                                                                    $  38,806,209          $  39,699,161
                                                                                     ==============         ==============


ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR                                                      $     119,736          $      95,076
                                                                                     ==============         ==============

See notes to financial statements



WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                          ----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)       2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $  9.590     $   9.510    $   9.610    $   9.890     $ 10.490
                                                              ----------   ----------   ----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                   $  0.447     $   0.455    $   0.427    $   0.400     $  0.447
   Net realized and unrealized gain (loss)                       0.122         0.078       (0.063)      (0.230)      (0.112)
                                                              ----------   ----------   ----------   ----------    ----------
     Total income from investment operations                  $  0.569     $   0.533    $   0.364    $   0.170     $  0.335
                                                              ----------   ----------   ----------   ----------    ----------

LESS DISTRIBUTIONS:
   From net investment income                                 $ (0.459)    $  (0.444)   $  (0.447)   $  (0.430)    $ (0.482)
   From net realized gains                                       -            (0.009)      (0.017)      (0.020)      (0.453)
                                                              ----------   ----------   ----------   ----------    ----------
     Total distributions                                      $ (0.459)    $  (0.453)   $  (0.464)   $  (0.450)    $ (0.935)
                                                              ----------   ----------   ----------   ----------    ----------
Net asset value, end of year                                  $  9.700     $   9.590    $   9.510    $   9.610     $  9.890
                                                              ==========   ==========   ==========   ==========    ==========

TOTAL RETURN(2)                                                  6.10%         5.77%        3.92%        1.76%        3.29%

RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of year (000 omitted)                      $  38,806    $  39,699      $40,474      $33,861      $35,013
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                0.96%         0.96%        0.96%        0.97%        0.97%
     Net expenses after custodian fee reduction                  0.95%         0.95%        0.95%        0.95%        0.95%
     Net investment income                                       4.66%         4.80%        4.47%        4.12%        4.29%
   Portfolio turnover rate                                          57%          47%          75%         103%          27%

--------------------------------------------------------------------------------------------------------------------------------

(1) For the years ended  December  31,  2008,  2007,  2006,  2005 and 2004,  the
operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

   Net investment income per share                            $  0.420     $   0.429    $   0.391    $   0.369     $  0.410
                                                              ==========   ==========   ==========   ==========    ==========
   Ratios (As a percentage of average daily net assets):

     Expenses                                                    1.24%         1.23%        1.31%        1.30%        1.28%
                                                              ==========   ==========   ==========   ==========    ==========
     Expenses after custodian fee reduction                      1.23%         1.22%        1.30%        1.28%        1.25%
                                                              ==========   ==========   ==========   ==========    ==========
     Net investment income                                       4.38%         4.52%        4.13%        3.80%        3.99%
                                                              ==========   ==========   ==========   ==========    ==========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
    ----------------------------------
The Wright Managed Income Trust (the Trust), issuer of Wright Total Return Bond Fund (WTRB) series and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations obtained by independent pricing services, when in the services' judgment, these prices are representative of the securities' market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B. Investment Transactions - Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Interest Income - Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D. Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, WTRB and WCIF, for federal income tax purposes, had capital loss carryovers of $2,067,378 and $1,302,373, respectively, which will reduce the respective Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

    December 31,                WTRB                      WCIF
------------------------------------------------------------------------------

      2010              $     508,606             $         -
      2011                        -                     476,275
      2012                        -                     469,640
      2013                    270,953                   196,117
      2014                  1,088,772                       -
      2015                    199,047                   160,341
-------------------------------------------------------------------------------


Additionally, at December 31, 2008, WCIF had net capital losses of $98,225, attributable to security transactions incurred after October 31, 2008. The net capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2009.

A capital loss carryover of $1,302,373, included in WCIF's amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S. Government Near Term Fund on December 9, 2006. Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

As of December 31, 2008, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E. Expenses - The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Expense Reduction - State Street Bank & Trust Company (SSBT) serves as custodian to the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with SSBT. All credit balances, if any, used to reduce the Funds' custodian fees are reported as a reduction of expenses in the Statements of Operations.

G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2.   Distributions to Shareholders
    --------------------------------
The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2008 and December 31, 2007 was as follows:

     Year Ended 12/31/08                         WTRB             WCIF
------------------------------------------------------------------------------

     Distributions declared from:
          Ordinary income                 $   1,166,826      $  1,894,445
------------------------------------------------------------------------------

     Year Ended 12/31/07                         WTRB             WCIF
------------------------------------------------------------------------------

     Distributions declared from:
          Ordinary income                 $   1,291,075      $  1,853,836
          Long-term capital gains                    -             36,685
------------------------------------------------------------------------------


During the year ended December 31, 2008, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization and paydown gain (loss).

Increase (decrease):                            WTRB              WCIF
------------------------------------------------------------------------------

Paid-in capital                           $ (1,058,933)    $          -
Accumulated net realized gain (loss)      $   1,012,538    $      (73,203)
Accumulated undistributed
  (distributions in excess of) net
   investment income                      $      46,395    $       73,203
-------------------------------------------------------------------------------


These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                WTRB              WCIF
-------------------------------------------------------------------------------

Undistributed ordinary income             $         -      $     119,736
Capital loss carryforward and
     post October losses                   (2,067,378)       (1,400,598)
Unrealized appreciation (depreciation)       (763,471)         1,317,873
Other temporary differences                   (16,308)               -
-------------------------------------------------------------------------------


The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, premium amortization and the timing of recognizing distributions to shareholders.

3.   Investment Adviser Fee and Other Transactions With Affiliates
     ---------------------------------------------------------------
The investment adviser fee is earned by Wright Investors' Service, Inc. (Wright) as compensation for investment advisory services rendered to the Funds. The fee is computed at an annual rate of 0.45% of the average daily net assets for WTRB and WCIF up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the fee and the effective annual rate as a percentage of average daily net assets for each of the Funds were as follows:

       Fund                  Investment Adviser Fee      Effective Annual Rate
    ---------------------------------------------------------------------------

       WTRB                      $105,943                      0.45%
       WCIF                       178,144                      0.45%
-------------------------------------------------------------------------------


The administrator fee is earned by Eaton Vance Management (Eaton Vance)for administering the business affairs of each Fund and is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and at reduced rates as net assets exceed that level. For the year ended December 31, 2008, the administrator fee for WTRB and WCIF amounted to $16,480 and $35,629, respectively. Wright also waived and/or reimbursed expenses for WTRB and WCIF (see Note 4).

Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds' principal underwriter. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

4.   Distribution and Service Plans
     --------------------------------
The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors' Service Distributors, Inc. (WISDI), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% per annum of the average daily net assets of each Fund for distribution services and facilities provided to each Fund by WISDI. Distribution fees paid or accrued to WISDI for the year ended December 31, 2008 for WTRB and WCIF amounted to $58,857 and $98,969, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the year ended December 31, 2008, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses after custodian fee reductions, if any, exceed 0.95% of the average daily net assets of each of WTRB and WCIF through April 30, 2009. Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual operating expenses after custodian fee reductions, if any, of WTRB to 0.70% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to this agreement and voluntary limitation, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $189,917 and $111,340 for WTRB and WCIF, respectively.

5.   Investment Transactions
    --------------------------
Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

                                                                           Year Ended December 31, 2008
                                                                          ------------------------------
                                                                      WTRB                               WCIF
--------------------------------------------------------------------------------------------------------------------------------

     Purchases -
     Non-U.S. Government & Agency Obligations                 $        5,836,803                 $            -
                                                                ----------------                   ----------------
     U.S. Government & Agency Obligations                     $       23,146,468                 $       22,099,840
                                                                ----------------                   ----------------


     Sales -
     Non-U.S. Government & Agency Obligations                 $        3,590,550                 $          109,996
                                                                ----------------                   ----------------
     U.S. Government & Agency Obligations                     $       26,213,867                 $       22,611,571
                                                                ----------------                   ----------------

--------------------------------------------------------------------------------------------------------------------------------


6.   Shares of Beneficial Interest
    -------------------------------
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in Fund shares were as follows:

                                                                      Year Ended                       Year Ended
                                                                   December 31, 2008                December 31, 2007
                                                                 --------------------            ---------------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

WRIGHT TOTAL RETURN BOND FUND--
     Sold                                                       496,389   $    5,923,634         298,879    $   3,663,258
     Issued to shareholders in payment of
       distributions declared                                    77,959          940,667          81,211          994,635

     Redemptions                                              (650,751)      (7,839,428)       (875,601)      (10,706,894)
                                                             ------------  ---------------   ------------    ---------------
         Net decrease                                          (76,403)   $    (975,127)       (495,511)    $  (6,049,001)
                                                             ============  ===============   ============    ===============



 WRIGHT CURRENT INCOME FUND--
     Sold                                                       902,053   $    8,661,740         788,878    $   7,459,407
     Issued to shareholders in payment of
       distributions declared                                   131,890        1,262,992         136,552        1,294,792

     Redemptions                                            (1,174,591)     (11,225,099)     (1,041,404)       (9,863,138)
                                                             ------------  ---------------   ------------    ---------------
         Net decrease                                         (140,648)   $  (1,300,367)       (115,974)    $  (1,108,939)
                                                             ============  ===============   ============    ===============


7.   Federal Income Tax Basis of Investments
     ---------------------------------------------
The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2008, as computed on a federal income tax basis, were as follows:

                                                                      WTRB                   WCIF
--------------------------------------------------------------------------------------------------------------------------------

         Aggregate cost                                       $       23,529,501    $       36,741,101
                                                                ================       ================
         Gross unrealized appreciation                                   542,806              1,432,612
         Gross unrealized depreciation                               (1,306,277)               (114,739)
                                                                ----------------       ----------------
         Net unrealized appreciation (depreciation)           $        (763,471)     $        1,317,873
                                                                ================        ================

--------------------------------------------------------------------------------------------------------------------------------


8.   Line of Credit
    -------------------
The Funds participate with other Funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit is allocated among the participating funds at the end of each quarter. At December 31, 2008, there were no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate for the year ended December 31, 2008 were as follows:

                                    WTRB                  WCIF
------------------------------------------------------------------------------

  Average borrowings          $     7,282           $    9,287
  Average interest rate              3.7%                 3.3%

-------------------------------------------------------------------------------


9.   Fair Value Measurements
    -------------------------
The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     o Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk etc.)

     o Level 3 - significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:

                                                                                      WTRB                    WCIF
                                                                                --------------------------------------------
                Valuation Inputs
                ------------------------------------------------------------------------------------------------------------
     Level 1    Quoted Prices                                                   $         -             $         -
     Level 2    Other Significant Observable Inputs                                  22,766,030              38,058,974
     Level 3    Significant Unobservable Inputs                                           -                       -
                ------------------------------------------------------------------------------------------------------------
     Total                                                                      $    22,766,030         $    38,058,974
                ------------------------------------------------------------------------------------------------------------
The Funds held no investments or other financial instruments as of December 31,
2007 whose fair value was determined using Level 3 inputs.


WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         To the Trustees of Wright Managed Income Trust and the Shareholders of Wright Total Return Bond Fund and Wright Current Income Fund:

         We have audited the accompanying statements of assets and liabilities of Wright Total Return Bond Fund and Wright Current Income Fund (collectively, the "Funds") (together comprising Wright Managed Income Trust), including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Wright Total Return Bond Fund and Wright Current Income Fund as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP

         Boston, Massachusetts
         February 16, 2009


WRIGHT MANAGED INCOME TRUST AS OF DECEMBER 31, 2008
-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.


MANAGEMENT AND ORGANIZATION
------------------------------------------------------------------------------


FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of      Other Trustee/
                                         Term*                                                Funds in       Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  Trusts          of Service     During Past Five Years                By Trustee     Positions Held
--------------------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES

Peter M. Donovan**       President      President         Chairman, Chief Executive Officer        5            Director of
Age   65                 and            and Trustee       and Director of Wright and Winthrop;                  Wright and
                         Trustee        since             Chief Investment Officer and Chairman                  Winthrop
                                        Inception         of the Investment Committee;a Director
                                                          of WISDI; President of 5 funds managed
                                                          by Wright




--------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III***       Vice President Vice President     President, AM Moody Consulting LLC       5             None
Age   72                 and            of the Trusts     (compliance and administrative services
                         Trustee        since  December,   to  the  mutual  fund industry)since
                                        1990; Trustee of   July 1,2003;  President  and  Director
                                        the Trusts since   of the WISDI since 2005; Vice President
                                        January 1990       of 5 funds managed by Wright; Retired
                                                           Senior Vice President of Wright and
                                                           Winthrop; Retired President of WISDI
                                                           June 30, 2003 to May 2005

--------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

*** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts, President and Director of WISDI, and his affiliation as a consultant to Wright.

--------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number of      Other Trustee/
                                         Term*                                                Funds in       Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
--------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

James J. Clarke          Trustee        Trustee           President, Clarke Consulting (bank         5         None
Age   67                                since             consultant - financial management and
                                        December, 2002    strategic planning);Director - Reliance
                                                          Bank, Altoona PA since August 1995;
                                                          Director - Quaint Oak Bank, Southampton,
                                                          PA since March 2007, Associate Professor of
                                                          Finance at Villanova University 1972-2002

--------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates     5         None
Age   62                                since             (a public policy and government relations
                                        December, 1998    firm) Spotsylvania, VA; Director, The
                                                          Options Clearing Corporation 1997-2005;
                                                          Director, First Coast Service Options
                                                          since 1998
--------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive                5         None
Age   60                                March, 1997       Officer of First County Bank,
                                                          Stamford, CT

--------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President, Investment
Age   70                                of the Trusts     Management; Senior Investment Officer
                                        since June,1998   and Director of Wright and Winthrop;
                                                          Vice President  of 5 funds managed
                                                          by Wright, Fund Chief  Compliance
                                                          Officer since 2004

--------------------------------------------------------------------------------------------------------------------------------

Janet E. Sanders         Secretary      Secretary of the  Vice President Eaton Vance Management,
Age 73                   and Assistant  Trusts since      Administrator for the funds; Officer of
                         Treasurer      March 17, 2005,   5 funds managed by Wright and 173
                                        Ass't. Secretary  funds managed by Eaton Vance and
                                        1983 to 2005,     its affiliates
                                        Ass't. Treasurer
                                        since 1989

--------------------------------------------------------------------------------------------------------------------------------

Barbara E. Campbell      Treasurer      Treasurer of      Vice President Eaton Vance Management;
Age 51                                  the Trusts        Administrator for the funds; Officer of
                                        since 2005        5 funds managed by Wright and 173
                                                          funds managed by Eaton Vance and
                                                          its affiliates

--------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

Additional information about the Funds' Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.


                                BOARD OF TRUSTEES
              ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     IN EVALUATING THE INVESTMENT ADVISORY CONTRACTS, THE INDEPENDENT TRUSTEES MET SEPARATELY FROM THE INTERESTED TRUSTEES AND REVIEWED AND CONSIDERED MATERIALS FURNISHED BY WRIGHT, INCLUDING INFORMATION REGARDING WRIGHT, ITS AFFILIATES AND PERSONNEL, OPERATIONS AND FINANCIAL CONDITION. THE INDEPENDENT TRUSTEES DISCUSSED WITH REPRESENTATIVES OF WRIGHT THE PORTFOLIO MANAGEMENT AND OPERATIONS OF THE FUNDS AND THE CAPABILITIES OF WRIGHT TO PROVIDE ADVISORY AND OTHER SERVICES TO EACH FUND. THE INDEPENDENT TRUSTEES CONSIDERED, AMONG OTHER THINGS, THE FOLLOWING:

Equity Funds and Income Funds
------------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the Funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the Funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the Funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the Funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each Fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the Funds' Chief Compliance Officer.

Additional Considerations for Equity Funds
-------------------------------------------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contracts with its current fee structure is in the interests of the shareholders.



                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING
                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS' SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 Privacy Policy
                               -----------------
     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o We have adopted policies and procedures  (including physical,  electronic
       and   procedural   safeguards)   that  are   designed   to  protect   the
       confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

          Important Notice Regarding Delivery of Shareholders Documents
       ---------------------------------------------------------------------
     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.
     WRIGHT, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT WRIGHT, OR YOUR FINANCIAL ADVISER, OTHERWISE.
     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.
     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               Portfolio Holdings
                         -------------------------------
     In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wisi.com and are available upon request at no additional cost by contacting Wright at 800-888-9471.

                      Proxy Voting Policies and Procedures
                  ---------------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.


THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------

(continued from inside front cover)

TWO FIXED-INCOME FUNDS

WRIGHT TOTAL RETURN BOND FUND (WTRB) (the Fund) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Barclays Capital U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) (the Fund) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Barclays Capital GNMA Backed Bond







WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06461



ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet E. Sanders, Secretary
         Barbara E. Campbell, Treasurer



         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: wright@wisi.com

         CUSTODIAN
         State Street Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Atlantic Fund Administration, LLC
         P.O. Box 588
         Portland, ME 04112

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.





Item 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)      Audit Fees
                 ------------
     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and filings or engagements for those fiscal years were as follows: 2008: $61,200 and 2007: $60,700.

        (b)      Audit-Related Fees
               ---------------------
                  None

        (c)      Tax Fees
                -----------
         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were 2008: $9,780 and 2007: $9,440. The nature of the services comprising these fees was tax compliance, tax advice and tax planning including fees for tax return preparation.

        (d)      All Other Fees
                ---------------
                  None.

        (e) (1) The registrant's audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

            (2)      Not applicable.

         (f)      Not applicable.

         (g)      Not applicable.

         (h)      Not applicable.

Items 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

Item 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in Filing

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which a Fund's shareholders may recommend nominees to the registrant's board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240.14a-101), or this item.

 Item 11. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Income Trust (On behalf of  Wright Total Return Bond Fund
-----------------------------------------------------------------------------
 and Wright Current Income Fund)
--------------------------------


By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President

Date:    February 26,2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Barbara E. Campbell
         ------------------------
         Barbara E. Campbell
         Treasurer

Date:    February 27,2009


By:      /s/ Peter M.Donovan
         ---------------------
         Peter M. Donovan
         President

Date:    February 26,2009